UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-07896

GAMCO Global Series Funds, Inc.
(Exact name of registrant as specified in charter)

One Corporate Center Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

John C. Ball Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Global Content & Connectivity Fund

Annual Report — December 31, 2022

(Y)our Portfolio Management Team

Evan D. Miller, CFA Portfolio Manager BA, Northwestern University MBA, Booth School of Business, University of Chicago	Sergey Dluzhevskiy, CFA, CPA Portfolio Manager BS, Case Western Reserve University MBA, The Wharton School, University of Pennsylvania

To Our Shareholders,

For the year ended December 31, 2022, the net asset value (NAV) total return per Class AAA Share of The Gabelli Global Content & Connectivity Fund was (28.6)% compared with a total return of (35.3)% for the Morgan Stanley Capital International (MSCI) All Country (AC) World Communication Services Index. Other classes of shares are available. See page 4 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2022.

Investment Objective and Strategy (Unaudited)

The Fund’s objective is to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

The Fund’s investment strategy is to invest its net assets in common stocks of companies in the telecommunications, media, and information technology industries which Gabelli Funds, LLC, the Adviser, believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. In accordance with its concentration policy, the Fund will invest at least 25% of the value of its total assets in the telecommunications related industry, and not invest more than 25% of the value of its total assets in any other particular industry.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

Global equities declined in 1Q 2022 (with MSCI AC World Index down 5.3%) amid concerns over economic implications of Russia’s invasion of Ukraine as well as rising inflation and related expectations for faster monetary tightening. With pandemic related mobility restrictions relaxed globally, oil supply hasn’t kept up with recovering demand over the past year, leading to rising energy prices, even before the military conflict in Eastern Europe contributed to further spikes in commodities. Thus, it is no surprise that Energy was the top performing sector in 1Q (up 23%), followed by Materials and Utilities registering modest gains. Communication Services sector (-10.5%) was one of the laggards in the quarter (along with Information Technology and Consumer Discretionary), with investors repricing risk and reassessing multiples on high growth technology and Internet related names in a rising interest rate environment.

Global equities declined in 2Q (with MSCI AC World Index down 15.6%) amid investor concerns over stubbornly elevated inflation, expectations for more aggressive interest rate hikes, continued geopolitical instability, and increased probability of economic stagnation or even recession. While all industry sectors recorded losses in 2Q, Energy (-5.0%) as well as defensive groups like Consumer Staples (-6.0%) and Utilities (-7.0%) outperformed. Communication Services (-18.1%) finished in the 3rd quartile of sector performance, with valuation declines in Internet related names within Media & Entertainment (-22.6%), in light of rising interest rates, offsetting relative strength in the defensive Telecom Services (-2.8%).

Global equities declined in 3Q (with MSCI AC World Index down 6.7%), as hopes for possible interest rate cuts were crushed by hawkish commentary from the Federal Reserve and other central banks in August, highlighting that aggressive measures to combat stubbornly elevated inflation will be prioritized over supporting economic growth, at least in the near term. While all industry sectors recorded losses in 3Q, Energy (-1.3%) and Consumer Discretionary (-2.7%) fared better than others. Communication Services (-13.9%) was the weakest sector performer, to a large degree impacted by valuation declines in Internet related names driven by rising interest rates as well as concerns about elevated competitive risks that certain larger cable and telecom companies are facing.

After three straight quarters of losses, global equities rebounded in 4Q, with MSCI AC World Index up 9.9%, as investors welcomed signs of moderating inflation in key developed markets and China easing its COVID related restrictions. While all industry sectors, with the exception of Consumer Discretionary, recorded gains in 4Q, Energy (+18.0%), Industrials (+17.6%), and Materials (+16.2%) fared better than others. Communication Services (2.5%) was in the bottom quartile in terms of performance, as stocks of companies with significant online advertising businesses (Alphabet and Meta Platforms), as well as meaningful weights in the sector index, declined in 4Q, as advertising activity remained under pressure due to the economic uncertainty.

Selected holdings that contributed positively to performance in 2022 were:

T-Mobile US Inc. (10.9% of net assets as of December 31, 2022) is the second largest wireless operator in the U.S., serving over 110 million branded customers; Manchester United plc. (2.6%), together with its subsidiaries, owns and operates a professional sports team in the United Kingdom; and Deutsche Telekom, AG. (3.5%) is the incumbent German telecom provider with other operations in the US and central and eastern Europe.

Some of our weaker performing stocks during the year:

Meta Platforms Inc. (4.2% of net assets as of December 31, 2022), formerly known as Facebook, is an online social networking and social media service with over 2.9 billion monthly active users; VNV Global AB (1.5%), formerly known as Vostok New Ventures Ltd., is a private equity and venture capital firm specializing

 2

in growth capital, buyout investments, incubation, seed/startup, early venture, mid venture, late venture; and Kinnevik, AB (1.7%) is a venture capital firm specializing in investments in growth capital. It prefers to invest in digital consumer business, education, communication, e-commerce and marketplaces, entertainment, healthcare, and financial services.

Thank you for your investment in The Gabelli Global Content & Connectivity Fund.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund's portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

 3

Comparative Results

Average Annual Returns through December 31, 2022 (a) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	5 Year	10 Year	15 Year	Since Inception (11/1/93)
Class AAA (GABTX)	(28.62)%	(2.30)%	2.22%	0.37%	5.70%
MSCI AC World Communication Services Index (b)	(35.33)	0.01	3.39	1.84	N/A
MSCI AC World Index (b)	(17.96)	5.75	8.54	5.40	7.25
Class A (GTCAX)	(28.62)	(2.30)	2.20	0.36	5.70
With sales charge (c)	(32.72)	(3.45)	1.60	(0.03)	5.48
Class C (GTCCX)	(43.50)	(7.03)	(0.66)	(1.77)	4.36
Class I (GTTIX)	(28.62)	(2.02)	2.54	0.67	5.86

(a)	Returns would have been lower had the Adviser not reimbursed certain expenses. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 12, 2000, June 2, 2000, and January 11, 2008, respectively. The actual performance for the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares.

(b)	The MSCI AC World Communication Services Index is an unmanaged index that measures the performance of Communication Services from around the world. The MSCI AC World Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Index consists of indices comprising developed and emerging market country indices. Dividends are considered reinvested. You cannot invest directly in an index. MSCI AC World Index since inception performance is as of October 31, 1993.

(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

In the current prospectuses dated April 29, 2022, the gross expense ratios for Class AAA, A, and I Shares are 1.65%, 1.65%, and 1.40%, respectively, and the net expense ratios for all share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) is 0.90%. See page 12 for the expense ratios for the year ended December 31, 2022. The contractual reimbursement is in effect through April 30, 2023. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares is 5.75%.

Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

 4

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GLOBAL CONTENT & CONECTIVITY FUND (CLASS AAA SHARES), MSCI AC WORLD
COMMUNICATION SERVICES INDEX AND MSCI AC WORLD INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	(28.62)%	(2.30)%	2.22%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 5

The Gabelli Global Content & Connectivity Fund
Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2022 through December 31, 2022	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The "Annualized Expense Ratio" represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2022.

	Beginning Account Value 07/01/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period *
The Gabelli Global Content & Connectivity Fund
Actual Fund Return
Class AAA	$1,000.00	$934.40	1.05%	$5.12
Class A	$1,000.00	$934.40	1.06%	$5.17
Class C	$1,000.00	$739.40	1.14%	$5.00
Class I	$1,000.00	$934.70	1.05%	$5.12
Hypothetical 5% Return
Class AAA	$1,000.00	$1,019.91	1.05%	$5.35
Class A	$1,000.00	$1,019.86	1.06%	$5.40
Class C	$1,000.00	$1,019.46	1.14%	$5.80
Class I	$1,000.00	$1,019.91	1.05%	$5.35

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

6

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2022:

The Gabelli Global Content & Connectivity Fund

Communication Services	74.4%	Real Estate	2.5%
Information Technology	10.6%	U.S. Government Obligations	0.5%
Consumer Discretionary	9.5%	Other Assets and Liabilities (Net)	(0.6)%
Financials	3.1%		100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

7

The Gabelli Global Content & Connectivity Fund
Schedule of Investments — December 31, 2022

Shares		Cost	Market Value
	COMMON STOCKS — 99.0%
	COMMUNICATION SERVICES — 74.4%
	Telecommunication Services — 45.3%
	Wireless Telecommunication Services — 31.9%
	Wireless Telecommunication Services — 31.9%
35,000	America Movil SAB de CV, Cl. L, ADR	$117,403	$637,000
37,000	Anterix Inc.†	1,466,364	1,190,290
17,000	KDDI Corp.	86,783	515,803
100,000	Millicom International
	Cellular SA, SDR†	1,885,858	1,266,429
100,000	MTN Group Ltd.	424,151	749,209
27,000	Rogers Communications Inc., Cl. B	728,071	1,264,680
165,000	Sistema PJSC FC, GDR†(a)	789,397	82,500
85,000	SoftBank Group Corp.	3,570,558	3,655,441
40,000	T-Mobile US Inc.†	703,183	5,600,000
30,000	United States Cellular Corp.†	808,755	625,500
80,000	Vodafone Group plc, ADR	1,135,543	809,600
		11,716,066	16,396,452

	Diversified Telecommunication Services — 13.4%
	Integrated Telecommunication Services — 13.0%
35,000	AT&T Inc.	633,988	644,350
37,415,054	Cable & Wireless Jamaica Ltd.†(a)	499,071	287,411
90,000	Deutsche Telekom AG	1,625,305	1,795,594
35,000	Frontier Communications Parent Inc.†	955,904	891,800
32,000	Telenor ASA	446,392	299,200

85,000	Telephone and Data Systems Inc.	1,400,197	891,650
35,000	TELUS Corp.	180,401	675,850
30,000	Verizon Communications Inc.	897,717	1,182,000
		6,638,975	6,667,855
	Alternative Carriers — 0.4%
30,000	Telesat Corp.†	416,291	225,000

	Media & Entertainment — 29.1%
	Interactive Media & Services — 11.4%
	Interactive Media & Services — 11.4%
42,000	Alphabet Inc., Cl. C†	2,090,391	3,726,660
18,000	Meta Platforms Inc., Cl. A†	2,802,719	2,166,120
		4,893,110	5,892,780

	Entertainment — 9.3%
	Movies & Entertainment — 9.3%
200,000	Bollore SE	1,163,375	1,117,550
50,000	Borussia Dortmund GmbH & Co. KGaA†	231,808	198,248

Shares		Cost	Market Value
13,000	Liberty Media Corp.- Liberty Braves, Cl. C†	$223,677	$418,990
58,000	Manchester United plc, Cl. A	865,865	1,353,140
2,500	Netflix Inc.†	783,798	737,200
145,000	OL Groupe SA†	374,678	460,989
6,000	The Walt Disney Co.†	484,980	521,280
		4,128,181	4,807,397

	Media — 8.4%
	Cable & Satellite — 8.4%
60,000	Comcast Corp., Cl. A	1,686,732	2,098,200
55,000	Liberty Global plc, Cl. C†	615,463	1,068,650
22,000	Telenet Group Holding NV	361,838	359,136
85,000	WideOpenWest Inc.†	450,708	774,350
		3,114,741	4,300,336

	TOTAL COMMUNICATION SERVICES	30,907,364	38,289,820

	INFORMATION TECHNOLOGY — 9.6%
	Software & Services — 6.4%
	Software — 3.3%
	Systems Software — 3.3%
7,000	Microsoft Corp.	903,499	1,678,740

	IT Services — 3.1%
	Data Processing & Outsourced Services — 2.9%
2,000	Mastercard Inc., Cl. A	292,729	695,460
11,000	PayPal Holdings Inc.†	1,063,980	783,420
		1,356,709	1,478,880

	Internet Services and Infrastructure — 0.2%
7,000	GMO internet group Inc.	166,502	131,530

	Technology Hardware & Equipment — 3.2%
	Technology Hardware, Storage & Peripherals — 2.0%
	Technology Hardware, Storage & Peripherals — 2.0%
8,000	Apple Inc.	317,998	1,039,440

	Electronic Equipment, Instruments & Components — 1.2%
	Electronic Equipment & Instruments — 1.2%
8,000	Sony Group Corp., ADR	523,380	610,240

	TOTAL INFORMATION TECHNOLOGY	3,268,088	4,938,830

	CONSUMER DISCRETIONARY — 9.4%
	Retailing — 9.4%
	Internet & Direct Marketing Retail — 9.4%
	Internet & Direct Marketing Retail — 9.4%
4,000	Amazon.com Inc.†	439,023	336,000
55,000	Prosus NV	3,877,830	3,794,477

See accompanying notes to financial statements.

8

The Gabelli Global Content & Connectivity Fund

Schedule of Investments (Continued) — December 31, 2022

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	CONSUMER DISCRETIONARY (Continued)
	Retailing (Continued)
	Internet & Direct Marketing Retail (Continued)
	Internet & Direct Marketing Retail (Continued)
20,000	Zalando SE†	$697,377	$708,852
		5,014,230	4,839,329

	TOTAL CONSUMER DISCRETIONARY	5,014,230	4,839,329

	FINANCIALS — 3.1%
	Diversified Financials — 3.1%
	Diversified Financial Services — 3.1%
	Multi-Sector Holdings — 3.1%
62,000	Kinnevik AB, Cl. B†	1,155,305	850,841
4,460	Old Mutual Ltd.(a)	12,501	544
300,000	VNV Global AB†	832,784	746,920
12,000	Waterloo Investment Holdings Ltd.†(a)	1,432	6,000
		2,002,022	1,604,305

	Banks — 0.0%
	Banks — 0.0%
	Diversified Banks — 0.0%
58	Nedbank Group Ltd.	622	726

	TOTAL FINANCIALS	2,002,644	1,605,031

	REAL ESTATE — 2.5%
	Real Estate — 2.5%
	Equity Real Estate Investment Trusts — 2.5%
	Specialized REITs — 2.5%
2,000	Crown Castle Inc., REIT	249,999	271,280
1,500	Equinix Inc., REIT	117,666	982,545
		367,665	1,253,825

	TOTAL REAL ESTATE	367,665	1,253,825

	TOTAL COMMON STOCKS	41,559,991	50,926,835

	CLOSED-END FUNDS — 0.1%
	CONSUMER DISCRETIONARY — 0.1%
	Retailing — 0.1%
	Internet & Direct Marketing Retail — 0.1%
	Internet & Direct Marketing Retail — 0.1%
5,800	Altaba Inc., Escrow†	0	22,040

Shares		Cost	Market Value
	PREFERRED STOCKS — 1.0%
	INFORMATION TECHNOLOGY — 1.0%
	Technology - Hardware and Equipment — 1.0%
	Technology Hardware, Storage & Peripherals — 1.0%
	Technology Hardware, Storage & Peripherals — 1.0%
13,000	Samsung Electronics Co. Ltd., 10.630%	$517,457	$519,178

	WARRANTS — 0.0%
	FINANCIALS — 0.0%
	Diversified Financials — 0.0%
	Diversified Financial Services — 0.0%
	Multi-Sector Holdings 0.0%
31,463	VNV Global AB, expire 08/10/23†	0	166

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 0.5%
$280,000	U.S. Treasury Bill
	4.265%††, 03/23/23	277,342	277,397

	TOTAL INVESTMENTS — 100.6%	$42,354,790	51,745,616

	Other Assets and Liabilities (Net) — (0.6)%		(289,765)
	NET ASSETS — 100.0%		$51,455,851

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	57.4%	$29,720,242
Europe	28.8	14,912,292
Japan	9.5	4,913,014
Latin America	1.8	930,411
South Africa	1.5	750,479
Asia/Pacific	1.0	519,178
	100.0%	$51,745,616

See accompanying notes to financial statements.

9

The Gabelli Global Content & Connectivity Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments, at value (cost $42,354,790)	$51,745,616
Foreign currency, at value (cost $1,246)	878
Receivable for Fund shares sold	100
Receivable from Adviser	25,840
Dividends and interest receivable	69,143
Prepaid expenses	9,052
Total Assets	51,850,629
Liabilities:
Payable to bank	38,654
Payable for Fund shares redeemed	195,180
Payable for investment advisory fees	44,828
Payable for accounting fees	11,250
Payable for distribution fees	9,233
Payable for legal and audit fees	43,396
Payable for shareholder communications	20,334
Other accrued expenses	31,903
Total Liabilities	394,778
Net Assets
(applicable to 3,375,424 shares outstanding)	$51,455,851
Net Assets Consist of:
Paid-in capital	$42,939,122
Total distributable earnings	8,516,729
Net Assets	$51,455,851

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($42,289,724 ÷ 2,772,569 shares outstanding; 150,000,000 shares authorized)	$15.25
Class A:
Net Asset Value and redemption price per share ($228,395 ÷ 14,829 shares outstanding; 50,000,000 shares authorized)	$15.40
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$16.34
Class C:
Net Asset Value and redemption price per share ($0.24 ÷ 0.02 shares outstanding; 50,000,000 shares authorized)	$12.00
Class I:
Net Asset Value, offering, and redemption price per share ($8,937,732 ÷ 588,026 shares outstanding; 50,000,000 shares authorized)	$15.20

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding taxes of $35,463)	$700,901
Interest	1,317
Total Investment Income	702,218
Expenses:
Investment advisory fees	611,716
Distribution fees - Class AAA	125,281
Distribution fees - Class A	789
Distribution fees - Class C	13
Shareholder services fees	63,989
Legal and audit fees	62,324
Shareholder communications expenses	45,814
Accounting fees	45,000
Tax expense	38,879
Registration expenses	38,358
Custodian fees	17,421
Directors’ fees	12,258
Interest expense	2,978
Miscellaneous expenses	18,208
Total Expenses	1,083,028
Less:
Expense reimbursements (See Note 3)	(490,627)
Net Expenses	592,401
Net Investment Income	109,817
Net Realized and Unrealized Gain/(Loss) on Investments, Forward Foreign Exchange Contracts, and Foreign Currency:
Net realized loss on investments	(82,835)
Net realized gain on forward foreign exchange contracts	38
Net realized loss on foreign currency transactions	(8,902)
Net realized loss on investments, forward foreign exchange contracts, and foreign currency transactions	(91,699)
Net change in unrealized appreciation/depreciation: on investments	(22,156,022)
on foreign currency translations	(385)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(22,156,407)
Net Realized and Unrealized Gain/(Loss) on Investments, Forward Foreign Exchange Contracts, and Foreign Currency	(22,248,106)
Net Decrease in Net Assets Resulting from Operations	$(22,138,289)

See accompanying notes to financial statements.

10

The Gabelli Global Content & Connectivity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021

Operations:
Net investment income	$109,817	$1,964,619
Net realized gain/(loss) on investments, forward foreign exchange contracts, and foreign currency transactions	(91,699)	3,381,815
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(22,156,407)	(1,008,124)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(22,138,289)	4,338,310

Distributions to Shareholders:
Accumulated earnings
Class AAA	(948,178)	(4,120,665)
Class A	(5,094)	(26,818)
Class C	—	(145)
Class I	(205,082)	(859,148)
Total Distributions to Shareholders	(1,158,354)	(5,006,776)

Capital Share Transactions:
Class AAA	(3,636,564)	(1,665,646)
Class A	(75,960)	11,185
Class C	(1,665)	(47,770)
Class I	(512,013)	(291,252)
Net Decrease in Net Assets from Capital Share Transactions	(4,226,202)	(1,993,483)

Redemption Fees	54	—

Net Decrease in Net Assets	(27,522,791)	(2,661,949)
Net Assets:
Beginning of year	78,978,642	81,640,591
End of year	$51,455,851	$78,978,642

See accompanying notes to financial statements.

11

The Gabelli Global Content & Connectivity Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions							Ratios to Average Net Assets/Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)		Net Investment Income		Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement(c)		Portfolio Turnover Rate
Class AAA
2022	$21.86	$0.03		$(6.29)	$(6.26)	$(0.35)	$—	$—	$(0.35)	$0.00	$15.25	(28.62)%	$42,290		0.18%		1.81%	0.97	%(d)(e)	17%
2021	22.18	0.56	(f)	0.59	1.15	(0.62)	(0.85)	—	(1.47)	—	21.86	5.17	65,025		2.33	(f)	1.65	0.90	(d)(e)(g)	26
2020	19.64	0.11	(f)	3.11	3.22	(0.46)	(0.22)	—	(0.68)	0.00	22.18	16.42	67,239		0.57	(f)	1.77	0.90	(d)(g)	41
2019	18.08	0.32		2.51	2.83	(0.37)	(0.90)	—	(1.27)	0.00	19.64	15.62	65,024		1.63		1.74	1.69	(d)(g)	14
2018	21.77	0.16		(2.76)	(2.60)	(0.15)	(0.93)	(0.01)	(1.09)	0.00	18.08	(11.89)	63,196		0.78		1.72	1.72	(g)	19
Class A
2022	$22.07	$0.03		$(6.35)	$(6.32)	$(0.35)	$—	$—	$(0.35)	$0.00	$15.40	(28.62)%	$228		0.19%		1.81%	0.97	%(d)(e)	17%
2021	22.38	0.56	(f)	0.60	1.16	(0.62)	(0.85)	—	(1.47)	—	22.07	5.16	428		2.30	(f)	1.65	0.90	(d)(e)(g)	26
2020	19.81	0.11	(f)	3.14	3.25	(0.46)	(0.22)	—	(0.68)	0.00	22.38	16.43	422		0.59	(f)	1.77	0.90	(d)(g)	41
2019	18.23	0.36		2.50	2.86	(0.38)	(0.90)	—	(1.28)	0.00	19.81	15.64	374		1.80		1.74	1.68	(d)(g)	14
2018	21.94	0.16		(2.79)	(2.63)	(0.14)	(0.93)	(0.01)	(1.08)	0.00	18.23	(11.94)	231		0.76		1.72	1.72	(g)	19
Class C
2022	$21.24	$0.02		$(9.26)	$(9.24)	$—	$—	$—	$—	$—	$12.00	(43.50)%	$0	(h)	0.12%		2.56%	0.97	%(d)(e)	17%
2021	21.59	0.64	(f)	0.48	1.12	(0.62)	(0.85)	—	(1.47)	—	21.24	5.17	3		2.76	(f)	2.40	0.91	(d)(e)(g)	26
2020	19.13	0.10	(f)	3.04	3.14	(0.46)	(0.22)	—	(0.68)	—	21.59	16.44	49		0.54	(f)	2.52	0.90	(d)(g)	41
2019	17.45	0.04		2.55	2.59	(0.01)	(0.90)	—	(0.91)	0.00	19.13	14.81	84		0.19		2.49	2.45	(d)(g)	14
2018	21.08	0.02		(2.68)	(2.66)	(0.03)	(0.93)	(0.01)	(0.97)	0.00	17.45	(12.56)	279		0.08		2.47	2.47	(g)	19
Class I
2022	$21.79	$0.03		$(6.27)	$(6.24)	$(0.35)	$—	$—	$(0.35)	$0.00	$15.20	(28.62)%	$8,938		0.18%		1.56%	0.97	%(d)(e)	17%
2021	22.11	0.55	(f)	0.60	1.15	(0.62)	(0.85)	—	(1.47)	—	21.79	5.18	13,523		2.32	(f)	1.40	0.90	(d)(e)(g)	26
2020	19.58	0.11	(f)	3.10	3.21	(0.46)	(0.22)	—	(0.68)	0.00	22.11	16.42	13,931		0.58	(f)	1.52	0.90	(d)(g)	41
2019	18.03	0.46		2.51	2.97	(0.52)	(0.90)	—	(1.42)	0.00	19.58	16.42	12,495		2.33		1.49	0.99	(d)(g)	14
2018	21.75	0.32		(2.79)	(2.47)	(0.31)	(0.93)	(0.01)	(1.25)	0.00	18.03	(11.27)	12,394		1.52		1.47	1.00	(d)(g)	19

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund incurred interest expense. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 0.96% for each Class for the year ended December 31, 2022. For the years ended December 31, 2021, 2020, 2019, and 2018, the effect of interest expense was minimal.

(d)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $490,627, $589,925, $591,218, and $91,150 for the years ended December 31, 2022, 2021, 2020, and 2019, and certain Class I expenses to the Fund of $70,600 for the year ended December 31, 2018, respectively.

(e)	The Fund incurred tax expense for the years ended December 31, 2022 and 2021. If tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 0.90% and 0.90% for each Class.

(f)	Includes income resulting from special dividends. Without these dividends, the per share income amounts would have been $0.05 and $0.09 (Class AAA), $0.04 and $0.09 (Class A), $0.15 and $0.08 (Class C), and $0.05 and $0.09 (Class I), and the net investment income ratios would have been 0.20% and 0.45% (Class AAA), 0.18% and 0.47% (Class A), 0.63% and 0.41% (Class C), and 0.20% and 0.46% (Class I) for the years ended December 31, 2021 and 2020, respectively.

(g)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2021, 2020, 2019, and 2018, there was no impact to the expense ratios.

(h)	Actual number of shares outstanding is 0.02.

See accompanying notes to financial statements.

12

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements

1. Organization. The Gabelli Global Content & Connectivity Fund, a series of the GAMCO Global Series Funds, Inc. (the Corporation), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is one of five separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund commenced investment operations on November 1, 1993.

The Fund’s investment objective is to provide investors with appreciation of capital. The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

13

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 12/31/22
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Communication Services	$37,919,909	—	$369,911	$38,289,820
Financials	1,598,487	—	6,544	1,605,031
Other Industries (b)	11,031,984	—	—	11,031,984
Total Common Stocks	50,550,380	—	376,455	50,926,835
Closed-End Funds (b)	—	$22,040	—	22,040
Preferred Stocks (b)	519,178	—	—	519,178
Warrants (b)	166	—	—	166
U.S. Government Obligations	—	277,397	—	277,397
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$51,069,724	$299,437	$376,455	$51,745,616

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board of Directors.

(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2022, foreign common stock was transferred from Level 1 to Level 3 due to the application of fair value procedures resulting from volatility in U.S markets after the close of foreign markets. The beginning of period value of the security that transferred from Level 1 to Level 3 during the period amounted to $961,000 or 1.22% of net assets as of December 31, 2021. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

14

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

15

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At December 31, 2022, the Fund did not hold any restricted securities.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2022, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign

16

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to current year write-off of net operating loss and disallowed expenses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2022, reclassifications were made to decrease paid-in capital by $1,776,362, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the years ended December 31, 2022 and 2021 was as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Distributions paid from:
Ordinary income	$1,158,354	$2,108,206
Net long term capital gains	—	2,898,570
Total distributions paid	$1,158,354	$5,006,776

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2022, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(184,995)
Net unrealized appreciation on investments and foreign currency translations	8,701,724
Total	$8,516,729

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses. The Fund has a short term capital loss carryforward with no expiration of $184,995.

At December 31, 2022, the temporary differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and capital loss carryforwards not yet utilized.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2022:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$43,043,184	$15,237,321	$(6,534,889)	$8,702,432

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax

17

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2022, the Fund incurred an excise tax expense of $38,879. As of December 31, 2022, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2023, at no more than an annual rate of 0.90% for all classes of shares. During the year ended December 31, 2022, the Adviser reimbursed expenses in the amount of $490,627. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 0.90% of the value of the Fund’s average daily net assets for each share class of the Fund. The agreement is renewable annually. At December 31, 2022, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $1,080,552:

For the year ended December 31, 2021, expiring December 31, 2023	$589,925
For the year ended December 31, 2022, expiring December 31, 2024	490,627
$1,080,552

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2022, other than short term securities and U.S. Government obligations, aggregated $10,486,348 and $15,729,043, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2022, the Fund paid brokerage commissions on security trades of $490 to G.research, LLC, an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2022, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

18

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

The Corporation pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 1, 2023 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2022, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2022 was $211,514 with a weighted average interest rate of 3.29%. The maximum amount borrowed at any time during the year ended December 31, 2022 was $1,169,000.

8. Capital Stock. The Fund currently offers three classes of shares – Class AAA Shares, Class A Shares, and Class I Shares. Effective January 27, 2020, the Fund’s Class AAA, Class A and Class C Shares “closed to purchases from new investors”. “Closed to purchases from new investors” means (i) with respect to the Class AAA and Class A shares, no new investors may purchase shares of such classes, but existing shareholders may continue to purchase additional shares of such classes after the Effective Date, and (ii) with respect to Class C Shares, neither new investors nor existing shareholders may purchase any additional shares of such class after the Effective Date. These changes had no effect on existing shareholders’ ability to redeem shares of the Fund as described in the Fund’s Prospectus. Additionally, on the Effective Date Class I shares of the Fund became available to investors with a minimum initial investment amount of $1,000 when purchasing shares directly through the Distributor, or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2022 and 2021, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

19

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	8,946	$158,255	11,642	$276,213
Shares issued upon reinvestment of distributions	60,605	908,371	178,982	3,919,699
Shares redeemed	(271,592)	(4,703,190)	(247,693)	(5,861,558)
Net decrease	(202,041)	$(3,636,564)	(57,069)	$(1,665,646)
Class A
Shares sold	59	$885	811	$19,672
Shares issued upon reinvestment of distributions	278	4,209	910	20,117
Shares redeemed	(4,902)	(81,054)	(1,181)	(28,604)
Net increase/(decrease)	(4,565)	$(75,960)	540	$11,185
Class C
Shares sold	10	$157	—	—
Shares issued upon reinvestment of distributions	—	—	7	$149
Shares redeemed	(116)	(1,822)	(2,171)	(47,919)
Net decrease	(106)	$(1,665)	(2,164)	$(47,770)
Class I
Shares sold	25,548	$473,558	21,699	$518,139
Shares issued upon reinvestment of distributions	12,425	185,623	35,611	777,037
Shares redeemed	(70,682)	(1,171,194)	(66,670)	(1,586,428)
Net decrease	(32,709)	$(512,013)	(9,360)	$(291,252)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

20

The Gabelli Global Content & Connectivity Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Global Content & Connectivity Fund

and the Board of Directors of GAMCO Global Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Global Content & Connectivity Fund (the “Fund”) (one of the funds constituting GAMCO Global Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting GAMCO Global Series Funds, Inc.) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli Funds investment companies since 1992.

New York, New York

March 1, 2023

21

The Gabelli Global Content & Connectivity Fund

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on August 17, 2022, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

22

The Gabelli Global Content & Connectivity Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2022, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the Independent Board Members) who are not interested persons of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the Fund’s portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund (as of September 30, 2022) against a peer group of nine other comparable funds prepared by the Adviser (the Adviser Peer Group), and against a peer group prepared by Broadridge (the Broadridge Performance Peer Group) consisting of all retail and institutional telecommunication funds, regardless of asset size or primary channel of distribution. The Independent Board Members noted that the Fund’s performance was in the second quartile for the one year period and in the fourth quartile for three, five, and ten year periods, as measured against the Adviser Peer Group. Against the Broadridge Performance Peer Group, the Independent Board Members noted that the Fund’s performance was in the third quintile for the one year period and in the fifth quintile for the three year, five year, and ten year periods. The Independent Board Members discussed the modest improvement in the Fund’s performance and also recalled the Adviser’s comprehensive discussion of performance earlier in the Meeting.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative charge and with a standalone administrative charge and noted the impact of the expense limitation agreement. The Independent Board Members also noted that a substantial portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Adviser Peer Group and a peer group of four other telecommunications funds selected by Broadridge (the Broadridge Expense Peer Group), and noted that the Adviser's management fee includes substantially all administrative services of the Fund as well as investment advisory services of the Adviser. The Independent Board Members noted that the Fund’s total expense ratio was slightly above the median in the Adviser Peer Group and the second lowest in the Broadridge Expense Peer Group, and that the Fund’s size was generally smaller than average within both peer groups. The Independent Board Members also noted that the advisory

23

The Gabelli Global Content & Connectivity Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

fee structure was the same as that in effect for most of the Gabelli funds and noted the effect of the expense limitation agreement in place for the Fund. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services. The Independent Board Members noted the modest improvement in the Fund’s performance and the steps the Adviser had taken to improve performance. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were acceptable, and that economies of scale were not a significant factor in their thinking at this time. In this regard, the Independent Board Members noted the contractual Expense Deferral Agreement between the Adviser and the Company, on behalf of the Fund, pursuant to which the net expense ratio for each share class of the Fund was reduced to 0.90%. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was appropriate in light of the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.the Fund.

24

The Gabelli Global Content & Connectivity Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Content & Connectivity Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer 1942	Since 1993	31	Chairman, Chief Executive Officer, and Chief Investment Officer Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holding, Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director 1944	Since 1993	12	Former Senior Vice President of G.research, LLC (and its predecessor) (1991-2019)	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director 1939	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita[6] Director 1935	Since 1993	18	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder Director 1940	Since 1993	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris[6] Director 1934	Since 1993	23	Chairman and Chief Executive Officer of BALMAC International, Inc.(global import/ export company)	—

25

The Gabelli Global Content & Connectivity Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

Salvatore J. Zizza[7] Director 1945	Since 2004	34	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing)

26

The Gabelli Global Content & Connectivity Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President and Treasurer 1976	Since 2017	Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[5]	Directors who are not interested persons are considered “Independent” Directors.

[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

[7]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

27

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information.

This page was intentionally left blank.

The Gabelli Global Content & Connectivity Fund

2022 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2022, the Fund paid ordinary income distributions of $0.3480 $0.3480, $0.0000, and $0.3480, per share for Class AAA, Class A, Class C, and Class I Shares, respectively. For the year ended December 31, 2022, 11.98% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 72.78% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. Also for the year of 2022, the Fund did not have foreign tax credits.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2022 which was derived from U.S. Treasury securities was 0.00%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2022. The percentage of U.S. Government securities held as of December 31, 2022 was 0.53%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI GLOBAL CONTENT & CONNECTIVITY FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Evan D. Miller, CFA, joined G.research, LLC in 2002 as a research analyst following the telecommunications industry on a global basis. Currently, he continues to specialize in the industry and also serves as a portfolio manager of Gabelli Funds, LLC and the Fund. Prior to joining Gabelli, his career spanned nearly a quarter century in the telecommunications industry with corporate strategy and business development positions. Mr. Miller holds an MBA in Finance from the University of Chicago and a BA in Economics from Northwestern University.

Sergey Dluzhevskiy, CFA, CPA, joined G.research, LLC in 2005 as a research analyst covering the North American telecommunications industry. Currently, he continues to specialize in the industry and also serves as a portfolio manager of Gabelli Funds, LLC and the Fund. Prior to joining Gabelli, Mr. Dluzhevskiy was a senior accountant at Deloitte. He received his undergraduate degree from Case Western Reserve University and an MBA at the Wharton School of the University of Pennsylvania.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily by calling 800-GABELLI after 7:00 P.M.

DIRECTORS

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

E. Val Cerutti
Chief Executive Officer,
Cerutti Consultants, Inc.

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

John D. Gabelli
Former Senior Vice President,
G.research, LLC

Werner J. Roader
Former Medical Director,
Lawrence Hospital

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President & Treasurer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

DST Asset Manager Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Content & Connectivity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB401Q422AR

GABELLI
FUNDS

THE GABELLI GLOBAL CONTENT & CONNECTIVITY FUND

Annual Report
December 31, 2022

The Gabelli Global Growth Fund

Annual Report — December 31, 2022

(Y)our Portfolio Management Team

Caesar M. P. Bryan	Howard F. Ward, CFA
Portfolio Manager	Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2022, the net asset value (NAV) total return per Class I Share of The Gabelli Global Growth Fund was (37.4)% compared with a total return of (18.0)% for the Morgan Stanley Capital International (MSCI) All Country (AC) World Index. Other classes of shares are available. See page 4 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2022.

Investment Objective and Strategy (Unaudited)

The Fund’s investment objective is to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

The Fund’s investment strategy is to invest at least 65% of its total assets in common stocks of companies, which the portfolio managers believe are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Gabelli Global Growth Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a “global” fund, the Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Fund’s total net assets is invested in securities of non-U.S. issuers.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

During the first quarter of 2022 we added Block Inc. (1.2% of net assets as of March 31, 2022), a next generation payments facilitator which provides hardware and software to merchants to help them run their business. Block also operates a leading digital wallet, Cash App, which has 44 million users and is expanding functionality from peer to peer payments to a more complete suite of financial services. Block’s recent acquisition of Afterpay, a leading buy now pay later (BNPL) vendor, has the potential to bridge Block’s merchant and consumer businesses, thereby creating one of the few two sided payment networks at scale. We also added Tokyo Electron (0.8% of net assets as of March 31, 2022), a Japanese supplier of mission critical semiconductor capital equipment whose product portfolio spans etch, deposition and more. Tokyo Electron continues to gain share in the wafer fab equipment (WFE) while simultaneously margins.

There were no new positions added in the second quarter. We reduced our overweight position in semiconductors by about 2% with the sales of Infineon Technologies and Lam Research. Our longer duration growth stocks came under pressure in the first six months of the year as interest rates doubled.

In the third quarter we added new positions in American Tower (2.5% of net assets as of September 30, 2022) (cell tower REIT), Tesla (1.6%) (electric vehicles, battery energy storage, solar panels) and Zscalers (0.7%) (cybersecurity). We eliminated positions in APTIV PLC, FANUC, Medtronic and Tokyo Electron. At the margin, we raised a little cash (5-7%) during the quarter which modestly reduced the portfolio’s beta, increased our dollar exposure to 70% of the portfolio and allowed us to modestly outperform with a return of -5.5% vs. -6.2% for the MSCI AC World Index (net). We are sticking to our knitting, which is to focus on the most sustainable global growth companies over the next 3 to 5 years.

We began to build six new positions during the fourth quarter. They were Starbucks (0.8%), Charles Schwab (0.7%), Chubb Limited (0.7%), Intuit (0.6%), Chipolte Mexican Grill (0.6%) and Walt Disney (0.6%) and Aon Plc (0.3%). We eliminated positions in Edwards Lifesciences, Marvell Technology, Nidec Corporation, PUMA, ZoomInfo Technology and Zscaler. At the macro level the big story this year was rising interest rates. While rates hit rock bottom in August of 2020, they didn’t really surge until this past year. We began the year with the 10 year Treasury yielding 1.5%. Rates started rising in January and peak yield for the year wasn’t until late October, with the 10 year at 4.2%. The pressure from higher rates was the primary performance headwind for both the fourth quarter and the year. Higher rates compressed valuations, especially for longer duration technology stocks, of which we were and are overweight.

Selected holdings that contributed positively to performance in 2022 were: United Healthcare Group Inc. (3.9% of net assets as of December 31, 2022) which operates as a diversified health care company in the United States; LVMH Moet Hennessy Louis Vuitto SE (5.8%), is a global leader in luxury goods, it owns 75 prestige brands which are distributed through a global network; and Mastercard Inc. (1.8%), is a technology company, provides transaction processing and other payment related products and services in the United States and internationally.

Some of our weaker performing holdings during the year were: Amazon.com Inc. (3.6%), which engages in the retail sale of consumer products and subscriptions through online and physical stores in North America and internationally; NVIDIA Corp. (2.4%), which provides graphics, and compute and networking solutions in the United States, Taiwan, China, and internationally; and Adyen NV (3.3%), which operates a payments platform in Europe, the Middle East, Africa, North America, the Asia Pacific, Latin America. The company’s platform integrates payments stack that include gateway, risk management, processing, issuing, acquiring, and settlement services.

 2

Thank you for your investment in The Gabelli Global Growth Fund.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

 3

Comparative Results

Average Annual Returns through December 31, 2022 (a) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	5 Year	10 Year	15 Year	Since Inception (2/7/94)
Class I (GGGIX)	(37.43)%	5.58%	8.81%	6.10%	8.60%
Class AAA (GICPX)	(37.45)	5.44	8.44	5.76	8.42
MSCI AC World Index (b)	(17.96)	5.75	8.54	5.40	7.08
Lipper Global Large-Cap Growth Fund Classification (b)	(26.96)	5.56	8.43	5.59	(3.09)
Class A (GGGAX)	(37.46)	5.43	8.44	5.76	8.42
With sales charge (c)	(41.06)	4.19	7.80	5.34	8.20
Class C (GGGCX)	(37.45)	5.14	7.88	5.13	7.86

(a)	Returns would have been lower had the Adviser not reimbursed certain expenses. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 2, 2000, March 12, 2000, and January 11, 2008, respectively. The actual performance of the Class A and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of Class I Shares would have been higher due to lower expenses related to this class of shares. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.
(b)	The MSCI AC World Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Index consists of country indices comprising developed and emerging market country indices. The Lipper Global Large-Cap Growth Fund Classification reflects the performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index. MSCI AC World Index since inception performance is as of January 31, 1994.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

In the current prospectuses dated April 29, 2022, the gross expense ratios for Class AAA, A, and I Shares are 1.50%, 1.50%, and 1.25%, respectively, and the net expense ratios for all share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) is 0.91%. See page 12 for the expense ratios for the year ended December 31, 2022. The contractual reimbursements are in effect through April 30, 2023. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares is 5.75%.

Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

 4

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GLOBAL GROWTH FUND (CLASS AAA SHARES), MSCI AC WORLD INDEX, AND
LIPPER GLOBAL LARGE-CAP GROWTH FUND CLASSIFICATION (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	(37.45)%	5.44%	8.44%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 5

The Gabelli Global Growth Fund
Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2022 through December 31, 2022	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2022.

	Beginning Account Value 07/01/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period *
The Gabelli Global Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$979.10	0.90%	$4.49
Class A	$1,000.00	$979.10	0.90%	$4.49
Class C	$1,000.00	$979.00	0.90%	$4.49
Class I	$1,000.00	$979.40	0.90%	$4.49
Hypothetical 5% Return
Class AAA	$1,000.00	$1,020.67	0.90%	$4.58
Class A	$1,000.00	$1,020.67	0.90%	$4.58
Class C	$1,000.00	$1,020.67	0.90%	$4.58
Class I	$1,000.00	$1,020.67	0.90%	$4.58

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

6

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2022:

The Gabelli Global Growth Fund

Information Technology – Semiconductors,		Information Technology	7.6%
Hardware, and Equipment	18.8%	Consumer Staples	4.0%
Information Technology – Software and		Real Estate	2.6%
Services	18.4%	U.S. Government Obligations	1.6%
Consumer Discretionary	16.7%	Materials	1.5%
Health Care	13.3%	Industrials	1.1%
Communication Services	8.3%	Other Assets and Liabilities (Net)	(1.6)%
Financials	7.7%		100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

7

The Gabelli Global Growth Fund

Schedule of Investments — December 31, 2022

Shares		Cost	Market Value
	COMMON STOCKS — 100.0%
	INFORMATION TECHNOLOGY – SEMICONDUCTORS, HARDWARE, AND EQUIPMENT — 18.8%
39,640	Apple Inc.	$969,141	$5,150,425
5,870	ASML Holding NV	1,742,087	3,207,368
9,600	Keyence Corp.	898,571	3,727,150
25,800	Lasertec Corp.	3,271,768	4,212,384
32,000	Lattice Semiconductor Corp.†	1,866,463	2,076,160
21,600	NVIDIA Corp.	1,142,764	3,156,624
10,700	SolarEdge Technologies Inc.†	3,248,078	3,030,989
		13,138,872	24,561,100

	INFORMATION TECHNOLOGY – SOFTWARE AND SERVICES — 18.4%
4,400	Adobe Inc.†	516,889	1,480,732
3,120	Adyen NV†	2,660,163	4,331,340
16,000	Atlassian Corp., Cl. A†	2,511,799	2,058,880
20,000	Block Inc.†	2,052,727	1,256,800
26,200	Cloudflare Inc., Cl. A†	1,305,329	1,184,502
13,200	CrowdStrike Holdings Inc., Cl. A†	1,941,180	1,389,828
2,410	Intuit Inc.	986,979	938,020
6,700	Mastercard Inc., Cl. A	93,730	2,329,791
26,500	PayPal Holdings Inc.†	2,146,204	1,887,330
5,300	ServiceNow Inc.†	1,334,172	2,057,831
11,200	Snowflake Inc., Cl. A†	2,748,749	1,607,648
17,000	Visa Inc., Cl. A	301,339	3,531,920
		18,599,260	24,054,622

	CONSUMER DISCRETIONARY — 16.7%
56,000	Amazon.com Inc.†	3,606,212	4,704,000
660	Chipotle Mexican Grill Inc.†	1,032,196	915,744
2,000	Christian Dior SE	290,698	1,457,287
6,780	Kering SA	4,538,970	3,450,531
7,800	Lululemon Athletica Inc.†	1,136,161	2,498,964
10,400	LVMH Moet Hennessy Louis Vuitton SE	5,256,378	7,568,010
12,600	Starbucks Corp.	1,270,922	1,249,920
		17,131,537	21,844,456

	HEALTH CARE — 13.3%
7,900	Danaher Corp.	694,381	2,096,818
10,350	Intuitive Surgical Inc.†	2,911,228	2,746,373
19,000	Novo Nordisk A/S, ADR	2,243,163	2,571,460
6,250	Thermo Fisher Scientific Inc.	1,112,711	3,441,812
9,500	UnitedHealth Group Inc.	4,501,138	5,036,710
10,300	Zoetis Inc.	576,483	1,509,465
		12,039,104	17,402,638

	COMMUNICATION SERVICES — 8.3%
16,200	Alphabet Inc., Cl. A†	238,018	1,429,326
Shares		Cost	Market Value
38,920	Alphabet Inc., Cl. C†	$2,462,396	$3,453,371
13,400	Meta Platforms Inc., Cl. A†	2,447,472	1,612,556
11,600	Netflix Inc.†	3,358,228	3,420,608
10,000	The Walt Disney Co.†	880,072	868,800
		9,386,186	10,784,661

	FINANCIALS — 7.7%
1,430	Aon plc, Cl. A	430,711	429,200
4,755	Chubb Ltd.	1,030,780	1,048,953
29,700	HDFC Bank Ltd., ADR	2,011,018	2,031,777
169,000	Investor AB, Cl. B	2,383,031	3,059,062
7,190	S&P Global Inc.	1,340,654	2,408,219
13,600	The Charles Schwab Corp.	1,092,355	1,132,336
		8,288,549	10,109,547

	INFORMATION TECHNOLOGY — 7.6%
41,300	Microsoft Corp.	1,765,756	9,904,566

	CONSUMER STAPLES — 4.0%
14,700	L’Oreal SA	3,252,879	5,264,037

	REAL ESTATE — 2.6%
16,300	American Tower Corp., REIT	4,213,493	3,453,318

	MATERIALS — 1.5%
8,120	The Sherwin-Williams Co.	1,491,452	1,927,120

	INDUSTRIALS — 1.1%
11,475	Tesla Inc.†	2,874,297	1,413,490

	TOTAL COMMON STOCKS	92,181,385	130,719,555

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 1.6%
$2,190,000	U.S. Treasury Bill, 4.257%††, 03/23/23	2,169,233	2,169,641

	TOTAL INVESTMENTS — 101.6%	$94,350,618	132,889,196

	Other Assets and Liabilities (Net) — (1.6)%		(2,156,514)
	NET ASSETS — 100.0%		$130,732,682

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

8

The Gabelli Global Growth Fund

Schedule of Investments (Continued) — December 31, 2022

Geographic Diversification	% of Market Value	Market Value
United States	62.7%	$83,371,004
Europe	26.3	34,989,037
Japan	6.0	7,939,534
Asia/Pacific	3.1	4,090,657
Canada	1.9	2,498,964
	100.0%	$132,889,196

See accompanying notes to financial statements.

9

The Gabelli Global Growth Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments, at value (cost $94,350,618)	$132,889,196
Cash	22,046
Foreign currency, at value (cost $255)	256
Receivable for Fund shares sold	47,437
Receivable from Adviser	24,645
Dividends receivable	89,078
Prepaid expenses	15,565
Total Assets	133,088,223
Liabilities:
Payable for investments purchased	1,529,664
Payable for Fund shares redeemed	555,278
Payable for investment advisory fees	117,315
Payable for distribution fees	17,630
Payable for accounting fees	11,250
Other accrued expenses	124,404
Total Liabilities	2,355,541
Net Assets
(applicable to 3,794,978 shares outstanding)	$130,732,682
Net Assets Consist of:
Paid-in capital.	$104,237,591
Total distributable earnings	26,495,091
Net Assets	$130,732,682
Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($73,185,601 ÷ 2,143,969 shares outstanding; 75,000,000 shares authorized)	$34.14
Class A:
Net Asset Value and redemption price per share ($2,957,526 ÷ 86,699 shares outstanding; 50,000,000 shares authorized)	$34.11
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$36.19
Class C:
Net Asset Value and redemption price per share ($880,808 ÷ 31,997 shares outstanding; 25,000,000 shares authorized)	$27.53
Class I:
Net Asset Value, offering, and redemption price per share ($53,708,747 ÷ 1,532,313 shares outstanding; 25,000,000 shares authorized)	$35.05

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding taxes of $109,143)	$910,885
Interest	48,627
Total Investment Income	959,512
Expenses:
Investment advisory fees	1,722,141
Distribution fees - Class AAA	222,213
Distribution fees - Class A	8,817
Distribution fees - Class C	13,515
Shareholder services fees	114,870
Shareholder communications expenses	79,788
Legal and audit fees	67,298
Registration expenses	47,178
Accounting fees	45,000
Directors’ fees	34,740
Custodian fees	31,366
Interest expense	2,344
Tax expense	1,692
Miscellaneous expenses	44,044
Total Expenses	2,435,006
Less:
Expense reimbursements (See Note 3)	(880,676)
Expenses paid indirectly by broker (See Note 6)	(366)
Total Reimbursements and Credits	(881,042)
Net Expenses	1,553,964
Net Investment Loss	(594,452)
Net Realized and Unrealized Loss on
Investments and Foreign Currency:
Net realized loss on investments	(11,017,454)
Net realized loss on foreign currency transactions	(4,251)
Net realized loss on investments and foreign currency transactions	(11,021,705)
Net change in unrealized appreciation/depreciation:
on investments	(77,585,388)
on foreign currency translations	(4,320)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(77,589,708)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(88,611,413)
Net Decrease in Net Assets Resulting from Operations	$(89,205,865)

See accompanying notes to financial statements.

10

The Gabelli Global Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021

Operations:
Net investment loss	$(594,452)	$(1,061,876)
Net realized gain/(loss) on investments and foreign currency transactions	(11,021,705)	9,111,947
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(77,589,708)	33,554,660
Net Increase/(Decrease) in Net Assets Resulting from Operations	(89,205,865)	41,604,731

Distributions to Shareholders:
Accumulated earnings
Class AAA	(128,940)	(5,108,633)
Class A	(5,144)	(214,057)
Class C	(1,549)	(120,340)
Class I	(70,765)	(4,150,844)
Total Distributions to Shareholders	(206,398)	(9,593,874)

Capital Share Transactions:
Class AAA	(6,241,831)	(6,526,433)
Class A	(398,488)	(289,185)
Class C	(754,393)	(293,511)
Class I	(12,286,158)	21,645,828
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(19,680,870)	14,536,699

Redemption Fees	640	33

Net Increase/(Decrease) in Net Assets	(109,092,493)	46,547,589
Net Assets:
Beginning of year	239,825,175	193,277,586
End of period	$130,732,682	$239,825,175

See accompanying notes to financial statements.

11

The Gabelli Global Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement(c)		Portfolio Turnover Rate
Class AAA
2022	$54.68	$(0.14)	$(20.34)	$(20.48)	$0.00 (b)	$(0.06)	$(0.06)	$0.00	$34.14	(37.45)%	$73,186	(0.34)%	1.52%	0.90	%(d)(e)	36%
2021	47.04	(0.25)	10.19	9.94	(0.02)	(2.28)	(2.30)	0.00	54.68	21.10	126,055	(0.49)	1.50	0.91	(d)	49
2020	35.56	(0.05)	12.64	12.59	(0.09)	(1.02)	(1.11)	0.00	47.04	35.43	115,210	(0.14)	1.57	0.90		50
2019	29.94	(0.07)	9.29	9.22	—	(3.60)	(3.60)	0.00	35.56	30.73	88,287	(0.21)	1.63	1.22		78
2018	33.42	(0.05)	(0.91)	(0.96)	—	(2.52)	(2.52)	0.00	29.94	(2.80)	71,877	(0.14)	1.68	1.42	(e)	58
Class A
2022	$54.64	$(0.14)	$(20.33)	$(20.47)	$0.00 (b)	$(0.06)	$(0.06)	$0.00	$34.11	(37.46)%	$2,957	(0.35)%	1.52%	0.90	%(d)(e)	36%
2021	47.01	(0.25)	10.18	9.93	(0.02)	(2.28)	(2.30)	0.00	54.64	21.09	5,252	(0.49)	1.50	0.91	(d)	49
2020	35.55	(0.05)	12.62	12.57	(0.09)	(1.02)	(1.11)	0.00	47.01	35.38	4,804	(0.12)	1.57	0.90		50
2019	29.93	(0.08)	9.30	9.22	—	(3.60)	(3.60)	0.00	35.55	30.74	5,332	(0.21)	1.63	1.22		78
2018	33.41	(0.05)	(0.91)	(0.96)	—	(2.52)	(2.52)	0.00	29.93	(2.80)	3,861	(0.14)	1.68	1.41	(e)	58
Class C
2022	$44.09	$(0.12)	$(16.39)	$(16.51)	$0.00 (b)	$(0.05)	$(0.05)	$0.00	$27.53	(37.45)%	$881	(0.36)%	2.27%	0.90	%(d)(e)	36%
2021	38.30	(0.21)	8.30	8.09	(0.02)	(2.28)	(2.30)	0.00	44.09	21.08	2,411	(0.49)	2.25	0.91	(d)	49
2020	29.11	(0.04)	10.34	10.30	(0.09)	(1.02)	(1.11)	0.00	38.30	35.41	2,376	(0.12)	2.32	0.90		50
2019	25.18	(0.25)	7.78	7.53	—	(3.60)	(3.60)	0.00	29.11	29.82	2,598	(0.84)	2.38	1.87		78
2018	28.73	(0.28)	(0.75)	(1.03)	—	(2.52)	(2.52)	0.00	25.18	(3.50)	1,561	(0.93)	2.43	2.15	(e)	58
Class I
2022	$56.12	$(0.14)	$(20.87)	$(21.01)	$0.00 (b)	$(0.06)	$(0.06)	$0.00	$35.05	(37.43)%	$53,709	(0.35)%	1.27%	0.90	%(d)(e)	36%
2021	48.23	(0.26)	10.45	10.19	(0.02)	(2.28)	(2.30)	0.00	56.12	21.10	106,107	(0.50)	1.25	0.91	(d)	49
2020	36.45	(0.08)	12.97	12.89	(0.09)	(1.02)	(1.11)	0.00	48.23	35.39	70,888	(0.18)	1.32	0.90		50
2019	30.55	0.01	9.49	9.50	—	(3.60)	(3.60)	0.00	36.45	31.03	16,566	0.03	1.38	0.99		78
2018	33.90	0.09	(0.92)	(0.83)	—	(2.52)	(2.52)	0.00	30.55	(2.37)	8,272	0.26	1.43	1.00	(e)	58

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $880,676, $1,048,506, $876,253, $412,641, and $261,050 for the years ended December 31, 2022, 2021, 2020, 2019, and 2018.
(d)	The Fund incurred tax expense. For the year ended December 31, 2022, the impact was minimal. For the year ended December 31, 2021, if tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 0.90% for each Class.
(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2022 and 2018 there was no impact to the expense ratios.

See accompanying notes to financial statements.

12

The Gabelli Global Growth Fund

Notes to Financial Statements

1. Organization. The Gabelli Global Growth Fund, a series of the GAMCO Global Series Funds, Inc. (the Corporation), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is one of five separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on February 7, 1994.

2.  Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges

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The Gabelli Global Growth Fund

Notes to Financial Statements (Continued)

and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered. Such securities are classified as Level 2 in the fair value hierarchy presented below.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/22
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Consumer Discretionary	$9,368,628	$12,475,828	$21,844,456
Consumer Staples	—	5,264,037	5,264,037
Financials	7,050,485	3,059,062	10,109,547
Information Technology – Semiconductors, Hardware, and Equipment	16,621,566	7,939,534	24,561,100
Information Technology – Software and Services	19,723,282	4,331,340	24,054,622
Other Industries (a)	44,885,793	—	44,885,793
Total Common Stocks	97,649,754	33,069,801	130,719,555
U.S. Government Obligations	—	2,169,641	2,169,641
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$97,649,754	$35,239,442	$132,889,196

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no level 3 investments at December 31, 2022 and 2021.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed

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The Gabelli Global Growth Fund

Notes to Financial Statements (Continued)

unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from

15

The Gabelli Global Growth Fund

Notes to Financial Statements (Continued)

foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to current year write-off of net operating losses and reversal of prior year long term capital gain on real estate investment trusts. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2022, reclassifications were made to decrease paid-in capital by $1,579,421, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the years ended December 31, 2022 and 2021 was as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$155	$83,575
Net long term capital gains	206,243	9,510,299
Total distributions paid	$206,398	$9,593,874

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

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The Gabelli Global Growth Fund

Notes to Financial Statements (Continued)

At December 31, 2022, the components of accumulated earnings/losses on a tax basis were as follows

Accumulated capital loss carryforwards	$(10,952,449)
Net unrealized appreciation on investments and foreign currency translations	37,447,540
Total	$26,495,091

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses. The Fund has a short term capital loss carryforward with no expiration of $7,749,588 and a long term capital loss carryforward with no expiration of $3,202,861.

At December 31, 2022, the temporary differences between book basis and tax basis net unrealized appreciation on investments were due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and capital loss carryforwards not yet utilized.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2022:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$95,440,592	$46,796,220	$(9,347,616)	$37,448,604

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2022, the Fund incurred an excise tax expense of $1,692. As of December 31, 2022, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2023, at no more than an annual rate of 0.90% for all classes of shares. During the year ended December 31, 2022, the Adviser reimbursed the Fund in the amount of $880,676. In addition, the Fund has agreed, during the two

17

The Gabelli Global Growth Fund

Notes to Financial Statements (Continued)

year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 0.91% of the value of the Fund’s average daily net assets for each share class of the Fund. The agreement is renewable annually. At December 31, 2022, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $1,929,182:

For the year ended December 31, 2021, expiring December 31, 2023	$1,048,506
For the year ended December 31, 2022, expiring December 31, 2024	880,676
$1,929,182

4.  Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5.  Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2022, other than short term securities and U.S. Government obligations, aggregated $62,734,309 and $81,537,990, respectively.

6.  Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2022, the Distributor retained a total of $1,500 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $366.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2022, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

The Corporation pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

7.  Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 1, 2023 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2022, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit for the twenty five days of borrowings during the year ended December 31, 2022 was $353,760 with a weighted average interest rate of 2.59%. The maximum amount borrowed at any time during the year ended December 31, 2022 was $815,000.

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The Gabelli Global Growth Fund

Notes to Financial Statements (Continued)

8.  Capital Stock. The Fund currently offers three classes of shares – Class AAA Shares, Class A Shares, and Class I Shares. Effective January 27, 2020, the Fund’s Class AAA, Class A and Class C Shares “closed to purchases from new investors”. “Closed to purchases from new investors” means (i) with respect to the Class AAA and Class A shares, no new investors may purchase shares of such classes, but existing shareholders may continue to purchase additional shares of such classes after the Effective Date, and (ii) with respect to Class C Shares, neither new investors nor existing shareholders may purchase any additional shares of such class after the Effective Date. These changes had no effect on existing shareholders’ ability to redeem shares of the Fund as described in the Fund’s Prospectus. Additionally, on the Effective Date Class I shares of the Fund became available to investors with a minimum initial investment amount of $1,000 when purchasing shares directly through the Distributor, or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2022 and 2021, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	20,241	$863,312	28,040	$1,478,100
Shares issued upon reinvestment of distributions	3,745	125,235	89,559	4,927,528
Shares redeemed	(185,535)	(7,230,378)	(261,404)	(12,932,061)
Net decrease	(161,549)	$(6,241,831)	(143,805)	$(6,526,433)
Class A
Shares sold	17,178	$685,915	4,244	$225,295
Shares issued upon reinvestment of distributions	146	4,880	3,711	204,046
Shares redeemed	(26,743)	(1,089,283)	(14,017)	(718,526)
Net decrease	(9,419)	$(398,488)	(6,062)	$(289,185)
Class C
Shares issued upon reinvestment of distributions	58	$1,549	2,712	$120,340
Shares redeemed	(22,741)	(755,942)	(10,083)	(413,851)
Net decrease	(22,683)	$(754,393)	(7,371)	$(293,511)
Class I
Shares sold	697,628	$29,056,920	788,919	$40,872,080
Shares issued upon reinvestment of distributions	2,351	70,411	73,260	4,137,005
Shares redeemed	(1,058,519)	(41,413,489)	(441,098)	(23,363,257)
Net increase/(decrease)	(358,540)	$(12,286,158)	421,081	$21,645,828

9.  Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or

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The Gabelli Global Growth Fund

Notes to Financial Statements (Continued)

losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.  Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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The Gabelli Global Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Global Growth Fund

and the Board of Directors of GAMCO Global Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Global Growth Fund (the “Fund”) (one of the funds constituting GAMCO Global Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting GAMCO Global Series Funds, Inc.) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli Funds investment companies since 1992.

New York, New York

March 1, 2023

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The Gabelli Global Growth Fund

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on August 17, 2022, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

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The Gabelli Global Growth Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2022, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the Independent Board Members) who are not interested persons of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund (as of September 30, 2022) against a peer group of nine other comparable funds prepared by the Adviser (the Adviser Peer Group), and against a peer group prepared by Broadridge (the Broadridge Performance Peer Group) consisting of all global large cap growth funds, regardless of asset size or primary channel of distribution. The Independent Board Members noted that the Fund’s performance was in the third quartile for the one year period, and in the fourth quartile for the three, five, and ten year periods, as measured against the Adviser Peer Group. Against the Broadridge Performance Peer Group, the Independent Board Members noted that the Fund’s performance was in the fourth quintile for the one year and three year periods, and the second quintile for the five year and ten year periods. The Independent Board Members discussed this comparative data and also recalled the Adviser’s comprehensive discussion of performance earlier in the Meeting.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative overhead charge and with a standalone administrative charge and noted the effect of the expense limitation agreement. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Adviser Peer Group and a peer group of ten other global large cap growth funds selected by Broadridge, and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund’s total expense ratio was the second lowest for the Broadridge peer group and the lowest for the Advisor peer group, but that the Fund’s size was below average within each peer group. The Independent Board Members also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds and noted the effect of the expense

23

The Gabelli Global Growth Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

limitation agreement in place for the Fund. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services and an acceptable performance record. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time. In this regard, the Independent Board Members noted the contractual Expense Deferral Agreement between the Adviser and the Company, on behalf of the Fund, pursuant to which the net expense ratio for each share class of the Fund was reduced to 0.90%. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was appropriate in light of the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling the Fund.

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The Gabelli Global Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer 1942	Since 1993	31	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holding, Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director 1944	Since 1993	12	Former Senior Vice President of G.research, LLC (and its predecessor) (1991-2019)	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director 1939	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita[6] Director 1935	Since 1993	18	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder Director 1940	Since 1993	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris[6] Director 1934	Since 1993	23	Chairman and Chief Executive Officer of BALMAC International, Inc.(global import/ export company)	—

25

The Gabelli Global Growth Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

Salvatore J. Zizza[7] Director 1945	Since 2004	34	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing)

26

The Gabelli Global Growth Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President and Treasurer 1976	Since 2017	Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[4]	“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.
[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
[7]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

27

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information.

The Gabelli Global Growth Fund

2022 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the year ended December 31, 2022, the Fund paid ordinary income distributions of $0.0001 per share (comprised of net investment income and short term capital gains) to shareholders in each Class of Shares and long term capital gains totaling $206,243. Also for the year of 2022, the Fund did not have foreign tax credits.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2022 which was derived from U.S. Treasury securities was 0.00%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2022. The percentage of U.S. Government securities held as of December 31, 2022 was 1.66%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI GLOBAL GROWTH FUND

One Corporate Center
Rye, NY 10580-1422

Portfolio Management Team Biographies

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Fund Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. Mr. Ward received his BA in Economics from Northwestern University.

This page was intentionally left blank.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily by calling
800-GABELLI after 7:00 P.M.

DIRECTORS

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

E. Val Cerutti
Chief Executive Officer,
Cerutti Consultants, Inc.

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

John D. Gabelli
Former Senior Vice President,
G.research, LLC

Werner J. Roeder
Former Medical Director,
Lawrence Hospital

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President & Treasurer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust
Company

TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

DST Asset Manager
Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &
Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB442Q422AR

GABELLI FUNDS

THE GABELLI GLOBAL GROWTH FUND

Annual Report
December 31, 2022

The Gabelli Global Rising Income and Dividend Fund

Annual Report — December 31, 2022

To Our Shareholders,

For the year ended December 31, 2022, the net asset value (NAV) total return per Class AAA Share of The Gabelli Global Rising Income and Dividend Fund was (15.6)% compared with a total return of (17.7)% for the Morgan Stanley Capital International (MSCI) World Index. Other classes of shares are available. See page 3 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2022.

Investment Objective and Strategy (Unaudited)

The Fund’s investment objective is to provide investors with a high level of total return through a combination of current income and appreciation of capital.

The Fund’s investment strategy is to invest 80% of its net assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed-income securities and securities that are convertible into common stock). The Fund will primarily invest in common stocks of foreign and domestic issuers that the Fund’s portfolio manager believes are likely to pay dividends and income and have the potential for above average capital appreciation and dividend increases.

Performance Discussion (Unaudited)

There were only two sectors in the S&P 500 that were up in the first quarter 2022; the energy sector, which was up 39%, and the utility sector which was up 5%. The other 9 sectors were all down in the first quarter. During the quarter, the 5-year Treasury note yield moved up from 1.07% at the end of 2021 to 2.51% at the end of the quarter. We continue to focus on companies that we believe will be able to raise prices and adjust to an inflationary environment. In addition, we also seek out global companies that have the potential to grow their dividends over time.

All major European and North American stock market indices were down during the second quarter. In the United States, all eleven sectors in the S&P 500 were down, on a total return basis, during the second quarter. The worst performing sector was Discretionary, which was down about 26%, followed by Communication Services, which was down by about 21%. The three sectors that were down by the least were Staples, Utilities and Energy, all down by about 5%.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

During the third quarter, inflation continues to be a major problem all across the global, especially energy prices in Europe. However, it is not just energy prices. Inflation has taken hold in food prices, and across the entire economy. All major European and North American stock market indices were down. In the United States, all but two of the eleven sectors in the S&P 500 were down, on a total return basis. The worst performing sector was Communication Services, which was down about 13%, followed by Real Estate, which was down by about 11%. The two sectors that were up in the quarter were Discretionary, up about 4% and Energy, up by about 2%.

The fourth quarter of 2022 saw global broad stock market averages rise for the first time in 2022. Although there are ongoing concerns about a slowing U.S. economy, the stock market was happy to see inflation starting to come down, which is no small feat. For years, inflation has been rising at a very manageable level, close to the 2% goal the Federal Reserve has for inflation. However, 2022 was the year inflation jumped up in a big way, rising up to the high single digit level. The Federal Reserve was slow to react to the rising threat of inflation, and even once referred to it as “transitory inflation”. The reality is, inflation is far more than transitory when the government has had over 12 years of aggressive quantitative easing, and many years of huge fiscal stimulus. Fortunately, the Federal Reserve started to meaningfully raise the Fed Funds rate in 2022, and in the fourth quarter, started to slow down the pace of increases from 75 basis points to 50 basis points.

Selected holdings that contributed positively to performance in 2022 were: Uni-Select Inc. (1.2% of net assets as of December 31, 2022) which is a Canadian based distributor of automotive refinish and industrial paint; Swedish Match AB (no longer held as of December 31, 2022) which develops, manufactures, markets, and sells snus and moist snuff, lights, and other tobacco products in Scandinavia, the United States, and internationally; and T-Mobile US Inc. (1.9%) together with its subsidiaries, provides mobile communications services in the United States, Puerto Rico, and the United States Virgin Islands.

Some of our weaker performing securities were: Sony Corp. (7.0%) which designs, develops, produces, and sells electronic equipment, instruments, and devices for the consumer, professional, and industrial markets; Remy Cointreau (3.9%) together with its subsidiaries, engages in the production, sale, and distribution of liqueurs and spirits; and Kikkoman Corp. (1.1%) which through its subsidiaries, manufactures and sells food products in Japan and internationally.

Thank you for your investment in the Gabelli Global Rising Income and Dividend Fund.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio manager and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

 2

Comparative Results

Average Annual Returns through December 31, 2022 (a) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	5 Year	10 Year	15 Year	Since Inception (2/3/94)
Class AAA (GAGCX)	(15.63)%	2.37%	5.28%	3.00%	4.55%
MSCI World Index (b)	(17.73)	6.69	9.44	5.98	7.37
Class A (GAGAX)	(15.62)	2.37	5.27	3.00	4.56
With sales charge (c)	(20.47)	1.16	4.65	2.59	4.34
Class C (GACCX)	(15.59)	2.08	4.61	2.15	3.94
Class I (GAGIX)	(15.61)	2.64	5.60	3.29	4.70

(a)	Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on May 2, 2001, November 26, 2001, and January 11, 2008, respectively. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.
(b)	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed market. Dividends are considered reinvested. You cannot invest directly in an index. MSCI World Index since inception performance is as of January 31, 1994.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

In the current prospectuses dated April 29, 2022, the gross expense ratios for Class AAA, A, and I Shares are 1.62%, 1.62%, and 1.37%, respectively, and the net expense ratios for all share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) is 0.90%. See page 13 for the expense ratios for the year ended December 31, 2022. The contractual reimbursements are in effect through April 30, 2023. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares is 5.75%.

Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

 3

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GLOBAL RISING INCOME AND DIVIDEND FUND (CLASS AAA SHARES)

AND MSCI WORLD INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	(15.63)%	2.37%	5.28%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 4

The Gabelli Global Rising Income and Dividend Fund
Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2022 through December 31, 2022	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2022.

	Beginning Account Value 07/01/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period *
The Gabelli Global Rising Income and Dividend Fund
Actual Fund Return
Class AAA	$1,000.00	$1,058.60	0.90%	$4.67
Class A	$1,000.00	$1,058.60	0.90%	$4.67
Class C	$1,000.00	$1,059.00	0.90%	$4.67
Class I	$1,000.00	$1,058.90	0.90%	$4.67
Hypothetical 5% Return
Class AAA	$1,000.00	$1,020.67	0.90%	$4.58
Class A	$1,000.00	$1,020.67	0.90%	$4.58
Class C	$1,000.00	$1,020.67	0.90%	$4.58
Class I	$1,000.00	$1,020.67	0.90%	$4.58

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

5

Summary of Portfolio Holdings (Unaudited)

The following table present portfolio holdings as a percent of net assets as of December 31, 2022:

The Gabelli Global Rising Income and Dividend Fund

Food and Beverage	19.0%	Equipment and Supplies	2.3%
Financial Services	10.4%	Energy and Energy Services	2.0%
Diversified Industrial	7.9%	Aerospace and Defense	1.5%
Electronics	7.0%	Business Services	1.4%
Machinery	4.8%	Broadcasting	1.3%
Consumer Products	4.6%	Hotels and Gaming	1.3%
Energy and Utilities	4.1%	Building and Construction	1.2%
Consumer Services	3.6%	Retail	1.0%
U.S. Government Obligations	3.5%	Computer Software and Services	1.0%
Health Care	3.3%	Specialty Chemicals	0.9%
Telecommunications	3.1%	Publishing	0.6%
Entertainment	3.1%	Energy and Utilities: Services	0.0%*
Wireless Telecommunications	3.1%	Other Assets and Liabilities (Net)	(0.2)%
Cable and Satellite	2.8%		100.0%
Automotive	2.8%
Automotive: Parts and Accessories	2.6%	* Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

6

The Gabelli Global Rising Income and Dividend Fund
Schedule of Investments — December 31, 2022

Shares		Cost	Market Value
	COMMON STOCKS — 96.7%
	Aerospace and Defense — 1.5%
8,000	Aerojet Rocketdyne Holdings Inc.†	$167,651	$447,440
1,600	L3Harris Technologies Inc.	126,334	333,136
		293,985	780,576

	Automotive — 2.8%
16,500	Daimler Truck Holding AG†	441,559	511,239
42,000	Iveco Group NV†	256,851	249,881
35,000	Traton SE	664,018	529,391
1,000	Volkswagen AG	167,644	158,052
		1,530,072	1,448,563

	Automotive: Parts and Accessories — 2.6%
20,000	Dana Inc.	312,587	302,600
2,000	Genuine Parts Co.	179,604	347,020
1,400	Linamar Corp.	70,866	63,382
20,000	Uni-Select Inc.†	197,316	632,792
		760,373	1,345,794

	Broadcasting — 1.3%
1,000	Cogeco Inc.	52,635	46,950
15,000	Paramount Global, Cl. A	454,503	294,150
23,500	Sinclair Broadcast Group Inc., Cl. A	655,926	364,485
		1,163,064	705,585

	Building and Construction — 1.2%
333	Arcosa Inc.	7,045	18,095
500	Chofu Seisakusho Co. Ltd.	7,120	7,319
6,000	Johnson Controls International plc	211,053	384,000
2,000	Lennar Corp., Cl. B	91,920	149,560
300	Sika AG	82,192	71,930
		399,330	630,904

	Business Services — 1.4%
20,000	JCDecaux SE†	412,772	379,367
12,000	Matthews International Corp., Cl. A	362,151	365,280
		774,923	744,647

	Cable and Satellite — 2.8%
2,500	DISH Network Corp., Cl. A†	59,251	35,100
800	EchoStar Corp., Cl. A†	33,391	13,344
12,500	Liberty Global plc, Cl. A†	285,128	236,625
9,000	Liberty Global plc, Cl. C†	223,266	174,870
14,400	Liberty Latin America Ltd., Cl. A†	170,461	108,432
595	Liberty Latin America Ltd., Cl. C†	4,248	4,522
Shares		Cost	Market Value
19,000	Rogers Communications Inc., Cl. B	$667,343	$889,960
		1,443,088	1,462,853

	Computer Software and Services — 1.0%
1,777	AVEVA Group plc	55,461	69,025
28,000	Hewlett Packard Enterprise Co.	379,309	446,880
		434,770	515,905

	Consumer Products — 4.6%
7,500	Energizer Holdings Inc.	279,750	251,625
20,000	Essity AB, Cl. A	527,632	521,330
2,000	L’Oreal SA	335,032	714,204
4,500	Salvatore Ferragamo SpA	75,851	79,433
12,000	Scandinavian Tobacco Group A/S	179,667	210,917
6,500	Spectrum Brands Holdings Inc.	393,371	395,980
6,500	Unicharm Corp.	130,677	251,006
		1,921,980	2,424,495

	Consumer Services — 3.6%
11,500	Ashtead Group plc	231,411	656,218
200	Boyd Group Services Inc.	14,694	30,895
9,200	Herc Holdings Inc.	293,020	1,210,444
		539,125	1,897,557

	Diversified Industrial — 7.9%
600	Aker ASA, Cl. A	34,010	44,065
11,571	Ampco-Pittsburgh Corp.†	50,157	29,043
9,000	Ardagh Group SA†	158,182	108,225
10,000	Bollore SE	55,197	55,878
11,000	Bouygues SA	445,957	330,170
1,200	Crane Holdings Co.	92,553	120,540
13,400	EnPro Industries Inc.	899,017	1,456,446
5,500	Hyster-Yale Materials Handling Inc.	215,935	139,205
10,000	Jardine Matheson Holdings Ltd.	570,859	509,000
14,500	Myers Industries Inc.	224,775	322,335
11,000	Nilfisk Holding A/S†	184,824	232,136
2,600	Park-Ohio Holdings Corp.	46,751	31,798
2,600	Sulzer AG	205,816	202,455
4,000	Svenska Cellulosa AB SCA, Cl. A	26,332	51,136
6,000	Textron Inc.	254,526	424,800
3,000	Trinity Industries Inc.	57,151	88,710
		3,522,042	4,145,942

	Electronics — 7.0%
24,000	Sony Group Corp	666,203	1,835,111
24,000	Sony Group Corp., ADR	496,659	1,830,720
		1,162,862	3,665,831

See accompanying notes to financial statements.

7

The Gabelli Global Rising Income and Dividend Fund
Schedule of Investments (Continued) — December 31, 2022

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Energy and Energy Services — 2.0%
4,000	BP plc, ADR	$112,910	$139,720
12,500	Landis+Gyr Group AG	759,653	882,091
		872,563	1,021,811

	Energy and Utilities — 4.1%
7,500	Cameco Corp.	86,032	170,025
600	Cheniere Energy Inc.	23,332	89,976
7,000	National Fuel Gas Co.	358,846	443,100
10,000	National Grid plc, ADR	635,228	603,200
17,500	Severn Trent plc	471,099	560,862
11,000	Shell plc	237,463	309,322
		1,812,000	2,176,485
	Energy and Utilities: Services — 0.0%
700	Dril-Quip Inc.†	16,125	19,019

	Entertainment — 3.1%
36,000	Corus Entertainment Inc., Cl. B	128,687	57,430
50,000	Grupo Televisa SAB, ADR	424,248	228,000
13,000	International Game Technology plc	153,742	294,840
120,000	ITV plc	242,800	109,038
35,000	Tencent Music Entertainment Group, ADR†	319,902	289,800
10,000	Universal Music Group NV	217,812	240,958
22,000	Vivendi SE	271,557	209,924
20,000	Warner Bros Discovery Inc.†	205,344	189,600
		1,964,092	1,619,590

	Equipment and Supplies — 2.3%
200	AMETEK Inc.	25,278	27,944
4,500	Graco Inc.	100,232	302,670
40,000	Instalco AB	188,326	151,914
12,000	Mueller Industries Inc.	340,226	708,000
		654,062	1,190,528

	Financial Services — 10.4%
1,000	American Express Co.	80,155	147,750
2,000	American International Group Inc.	69,828	126,480
3,000	Bank of America Corp.	85,175	99,360
3	Berkshire Hathaway Inc., Cl. A†	358,105	1,406,133
6,500	Citigroup Inc.	366,656	293,995
3,200	Comerica Inc.	134,262	213,920
8,000	Deutsche Bank AG	59,019	92,160
5,000	EXOR NV†	221,668	365,559
27,000	FinecoBank Banca Fineco SpA	182,261	448,561
Shares		Cost	Market Value
50,000	GAM Holding AG†	$150,761	$50,830
1,600	Julius Baer Group Ltd.	75,332	93,199
15,800	Kinnevik AB, Cl. A†	495,663	218,341
4,400	Morgan Stanley	107,450	374,088
40,000	Resona Holdings Inc.	181,079	220,421
3,000	State Street Corp.	178,510	232,710
1,000	T. Rowe Price Group Inc.	71,771	109,060
10,000	The Bank of New York Mellon Corp.	315,339	455,200
1,500	The PNC Financial Services Group Inc.	102,907	236,910
7,000	UBS Group AG	70,979	130,690
4,000	Wells Fargo & Co.	130,845	165,160
		3,437,765	5,480,527

	Food and Beverage — 19.0%
5,000	Campbell Soup Co.	196,358	283,750
8,000	Chr. Hansen Holding A/S	377,032	575,459
6,000	Danone SA	401,091	316,190
45,000	Davide Campari-Milano NV	147,821	456,847
6,000	Diageo plc, ADR	665,410	1,069,140
5,000	Fomento Economico Mexicano SAB de CV, ADR	393,921	390,600
2,000	Heineken NV	133,144	188,142
2,500	Kellogg Co.	127,291	178,100
4,000	Kerry Group plc, Cl. A	300,765	363,953
10,600	Kikkoman Corp.	345,381	560,531
10,000	Maple Leaf Foods Inc.	197,296	180,576
3,000	McCormick & Co. Inc.	133,799	246,510
3,000	McCormick & Co. Inc., Non-Voting	106,428	248,670
3,700	Molson Coors Beverage Co., Cl. B	197,920	190,624
14,000	Nestlé SA	1,013,818	1,622,192
3,500	Pernod Ricard SA	398,941	688,433
12,100	Remy Cointreau SA	892,126	2,041,305
5,400	The Kraft Heinz Co.	153,954	219,834
1,500	Yakult Honsha Co. Ltd.	88,237	97,836
300,000	Yashili International
	Holdings Ltd.†	85,349	43,431
		6,356,082	9,962,123

	Health Care — 3.3%
20,000	Achaogen Inc.†(a)	4,200	0
4,000	Bristol-Myers Squibb Co.	177,668	287,800
13,000	Clovis Oncology Inc.†	35,912	686
5,000	Cutera Inc.†	88,731	221,100
800	GSK plc, ADR	33,309	28,112
1,000	Haleon plc, ADR†	7,071	8,000
700	ICU Medical Inc.†	39,966	110,236
4,666	Idorsia Ltd.†	57,775	67,720
1,600	Johnson & Johnson	182,234	282,640

See accompanying notes to financial statements.

8

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments (Continued) — December 31, 2022

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
6,000	Pfizer Inc.	$143,046	$307,440
5,000	Roche Holding AG, ADR	93,345	195,750
18,000	Viatris Inc.	258,578	200,340
		1,121,835	1,709,824

	Hotels and Gaming — 1.3%
190,000	Mandarin Oriental International Ltd.†	306,553	364,800
200,000	The Hongkong & Shanghai Hotels Ltd.†	290,849	208,060
1,400	Wynn Resorts Ltd.†	123,145	115,458
		720,547	688,318

	Machinery — 4.8%
90,000	CNH Industrial NV, Borsa Italiana	746,753	1,441,736
50,000	CNH Industrial NV, New York	386,314	803,000
2,666	NKT A/S†	52,701	150,209
15,024	Twin Disc Inc.†	215,938	146,033
		1,401,706	2,540,978

	Publishing — 0.6%
25,000	The E.W. Scripps Co., Cl. A†	376,462	329,750

	Retail — 1.0%
4,000	Nathan’s Famous Inc.	232,477	268,840
5,600	Walgreens Boots Alliance Inc.	274,191	209,216
1,700	Zalando SE†	66,063	60,252
		572,731	538,308

	Specialty Chemicals — 0.9%
700	Ashland Inc.	35,829	75,271
2,700	International Flavors & Fragrances Inc.	282,329	283,068
200	The Chemours Co.	1,720	6,124
4,000	Valvoline Inc.	83,077	130,600
		402,955	495,063

	Telecommunications — 3.1%
400	Cogeco Communications
	Inc.	25,674	22,685
11,000	Deutsche Telekom AG	200,258	219,462
20,000	Deutsche Telekom AG, ADR	364,253	399,600
75,000	Koninklijke KPN NV	221,420	232,020
3,000	Lumen Technologies Inc.	27,687	15,660
4,000	Orange Belgium SA†	91,879	73,818
60,000	Pharol SGPS SA†	30,852	3,359
1,000	Prosus NV	53,202	68,991
10,000	Proximus SA	133,417	96,298
130,000	Sistema PJSC FC, GDR†(a)	659,906	65,000
Shares		Cost	Market Value
115,000	Telefonica Deutschland Holding AG	$407,168	$283,503
75,000	VEON Ltd., ADR†	105,388	36,750
3,000	Verizon Communications Inc.	144,345	118,200
		2,465,449	1,635,346

	Wireless Telecommunications — 3.1%
20,000	Millicom International
	Cellular SA, SDR†	378,632	253,286
7,000	T-Mobile US Inc.†	580,930	980,000
36,500	Vodafone Group plc, ADR	724,923	369,380
		1,684,485	1,602,666
	TOTAL COMMON STOCKS	37,804,473	50,778,988

	WARRANTS — 0.0%
	Diversified Industrial — 0.0%
8,000	Ampco-Pittsburgh Corp., expire 08/01/25†	5,465	1,260

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 3.5%
$1,850,000	U.S. Treasury Bills, 4.073% to 4.234%††, 02/09/23 to 03/16/23	1,841,003	1,841,651

	TOTAL INVESTMENTS — 100.2%	$39,650,941	52,621,899
	Other Assets and Liabilities (Net) — (0.2)%		(99,720)

	NET ASSETS — 100.0%		$52,522,179

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

9

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments (Continued) — December 31, 2022

Geographic Diversification	% of Market Value	Market Value
Europe	42.5%	$22,370,823
United States	40.5	21,319,747
Japan	9.1	4,802,943
Canada	4.0	2,094,695
Asia/Pacific	2.7	1,415,091
Latin America	1.2	618,600
	100.0%	$52,621,899

See accompanying notes to financial statements.

10

The Gabelli Global Rising Income and Dividend Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments, at value (cost $39,650,941)	$52,621,899
Foreign currency, at value (cost $32,772)	32,887
Receivable from Adviser	23,898
Dividends receivable	145,381
Prepaid expenses	12,026
Total Assets	52,836,091
Liabilities:
Payable to bank	24,446
Payable for investments purchased	165,274
Payable for investment advisory fees	45,667
Payable for accounting fees	7,500
Payable for distribution fees	1,395
Payable for legal and audit fees	28,316
Payable for shareholder communications	17,600
Other accrued expenses	23,714
Total Liabilities	313,912
Net Assets
(applicable to 1,857,169 shares outstanding)	$52,522,179
Net Assets Consist of:
Paid-in capital	$40,256,844
Total distributable earnings	12,265,335
Net Assets	$52,522,179
Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($3,953,648 ÷ 140,093 shares outstanding; 75,000,000 shares authorized)	$28.22
Class A:
Net Asset Value and redemption price per share ($815,569 ÷ 28,837 shares outstanding; 50,000,000 shares authorized)	$28.28
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$30.01
Class C:
Net Asset Value and redemption price per share ($416,623 ÷ 17,724.85 shares outstanding; 25,000,000 shares authorized)	$23.51
Class I:
Net Asset Value, offering, and redemption price per share ($47,336,339 ÷ 1,670,514 shares outstanding; 25,000,000 shares authorized)	$28.34

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding taxes of $64,372)	$1,040,827
Interest	21,489
Total Investment Income	1,062,316
Expenses:
Investment advisory fees.	561,121
Distribution fees - Class AAA	10,386
Distribution fees - Class A	2,249
Distribution fees - Class C	4,865
Legal and audit fees	47,231
Accounting fees	37,500
Registration expenses	37,103
Shareholder communications expenses	34,054
Custodian fees	23,881
Shareholder services fees	18,130
Directors’ fees	11,106
Interest expense	320
Miscellaneous expenses	15,532
Total Expenses	803,478
Less:
Expense reimbursements (See Note 3)	(295,664)
Expenses paid indirectly by broker (See Note 6)	(2,485)
Total Reimbursements and Credits	(298,149)
Net Expenses	505,329
Net Investment Income	556,987
Net Realized and Unrealized Gain/(Loss) on
Investments and Foreign Currency:
Net realized gain on investments	1,281,291
Net realized gain on foreign currency transactions	12,527
Net realized gain on investments and foreign currency transactions	1,293,818
Net change in unrealized appreciation/depreciation:
on investments	(12,478,507)
on foreign currency translations	(2,857)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(12,481,364)
Net Realized and Unrealized Gain/(Loss) on
Investments and Foreign Currency	(11,187,546)
Net Decrease in Net Assets Resulting from
Operations	$(10,630,559)

See accompanying notes to financial statements.

11

The Gabelli Global Rising Income and Dividend Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income	$556,987	$735,635
Net realized gain on investments and foreign currency transactions	1,293,818	1,622,919
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(12,481,364)	9,476,180
Net Increase/(Decrease) in Net Assets Resulting from Operations	(10,630,559)	11,834,734

Distributions to Shareholders:
Accumulated earnings
Class AAA	(139,081)	(76,054)
Class A	(28,624)	(18,118)
Class C	(15,453)	(12,152)
Class I	(1,675,611)	(971,534)
	(1,858,769)	(1,077,858)
Return of capital
Class AAA	(1,251)	—
Class A	(258)	—
Class C	(132)	—
Class I	(15,084)	—
	(16,725)	—
Total Distributions to Shareholders	(1,875,494)	(1,077,858)

Capital Share Transactions:
Class AAA	(53,774)	(1,147,427)
Class A	(149,606)	159,151
Class C	(122,423)	(469,865)
Class I	(4,140,243)	4,996,888
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(4,466,046)	3,538,747
Redemption Fees	—	8
Net Increase/(Decrease) in Net Assets	(16,972,099)	14,295,631
Net Assets:
Beginning of year	69,494,278	55,198,647
End of year	$52,522,179	$69,494,278

See accompanying notes to financial statements.

12

The Gabelli Global Rising Income and Dividend Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions							Ratios to Average Net Assets/Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)		Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement(c)(d)		Portfolio Turnover Rate
Class AAA
2022	$34.68	$0.30		$(5.73)	$(5.43)	$(0.26)	$(0.76)	$(0.01)	$(1.03)	$—	$28.22	(15.63)%	$3,954	1.01%		1.65%	0.90	%(e)	11%
2021	29.04	0.39	(f)	5.79	6.18	(0.17)	(0.37)	—	(0.54)	0.00	34.68	21.32	4,914	1.21	(f)	1.62	0.90	(e)	10
2020	26.18	0.19		2.87	3.06	(0.20)	—	—	(0.20)	0.00	29.04	11.68	5,157	0.79		1.72	0.90	(e)	8
2019	23.00	0.08	(f)	3.22	3.30	(0.08)	(0.04)	—	(0.12)	0.00	26.18	14.38	6,194	0.34	(f)	1.70	1.65	(e)	5
2018	27.20	0.16		(3.98)	(3.82)	(0.20)	(0.18)	—	(0.38)	—	23.00	(14.02)	4,929	0.60		1.67	1.67		20
Class A
2022	$34.75	$0.29		$(5.73)	$(5.44)	$(0.26)	$(0.76)	$(0.01)	$(1.03)	$—	$28.28	(15.62)%	$815	0.97%		1.65%	0.90	%(e)	11%
2021	29.10	0.39	(f)	5.80	6.19	(0.17)	(0.37)	—	(0.54)	0.00	34.75	21.31	1,169	1.19	(f)	1.62	0.90	(e)	10
2020	26.23	0.18		2.89	3.07	(0.20)	—	—	(0.20)	0.00	29.10	11.69	840	0.76		1.72	0.90	(e)	8
2019	23.04	0.09	(f)	3.21	3.30	(0.07)	(0.04)	—	(0.11)	0.00	26.23	14.35	1,441	0.35	(f)	1.70	1.66	(e)	5
2018	27.26	0.16		(3.99)	(3.83)	(0.21)	(0.18)	—	(0.39)	—	23.04	(14.01)	1,465	0.61		1.67	1.67		20
Class C
2022	$28.93	$0.25		$(4.77)	$(4.52)	$(0.26)	$(0.63)	$(0.01)	$(0.90)	$—	$23.51	(15.59)%	$417	1.00%		2.40%	0.90	%(e)	11%
2021	24.30	0.34	(f)	4.83	5.17	(0.17)	(0.37)	—	(0.54)	0.00	28.93	21.32	654	1.23	(f)	2.38	0.90	(e)	10
2020	21.94	0.15		2.41	2.56	(0.20)	—	—	(0.20)	0.00	24.30	11.65	968	0.74		2.47	0.90	(e)	8
2019	19.35	(0.09	)(f)	2.72	2.63	—	(0.04)	—	(0.04)	0.00	21.94	13.61	1,836	(0.43	)(f)	2.45	2.37	(e)	5
2018	22.93	(0.02)		(3.35)	(3.37)	(0.03)	(0.18)	—	(0.21)	—	19.35	(14.65)	2,245	(0.09)		2.42	2.42		20
Class I
2022	$34.82	$0.30		$(5.75)	$(5.45)	$(0.26)	$(0.76)	$(0.01)	$(1.03)	$—	$28.34	(15.61)%	$47,336	0.99%		1.40%	0.90	%(e)	11%
2021	29.15	0.39	(f)	5.82	6.21	(0.17)	(0.37)	—	(0.54)	0.00	34.82	21.34	62,757	1.20	(f)	1.37	0.90	(e)	10
2020	26.28	0.19		2.88	3.07	(0.20)	—	—	(0.20)	0.00	29.15	11.67	48,234	0.79		1.47	0.90	(e)	8
2019	23.08	0.25	(f)	3.24	3.49	(0.25)	(0.04)	—	(0.29)	0.00	26.28	15.11	44,180	1.01	(f)	1.45	0.99	(e)	5
2018	27.35	0.35		(4.04)	(3.69)	(0.40)	(0.18)	—	(0.58)	—	23.08	(13.44)	38,934	1.32		1.42	1.00	(e)	20

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.
(d)	The Fund incurred interest expense, the effect of which was minimal.
(e)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $295,664, $311,048, $295,855, and $196,584 for the years ended December 31, 2022, 2021, 2020, and 2019 and certain Class I expenses to the Fund of $211,071 for the year ended December 31, 2018 respectively.
(f)	Includes income resulting from special dividends. Without these dividends, the per share income/(loss) amounts would have been $0.19 and $0.03 (Class AAA), $0.19 and $0.04 (Class A), $0.17 and $(0.13) (Class C), and $0.19 and $0.20 (Class I), and the net investment income/(loss) ratios would have been 0.59% and 0.14% (Class AAA), 0.57% and 0.14% (Class A), 0.61% and (0.64%) (Class C), 0.58% and 0.80% (Class I), for the years ended December 31, 2021 and 2019, respectively.

See accompanying notes to financial statements.

13

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements

1. Organization. The Gabelli Global Rising Income and Dividend Fund, a series of the GAMCO Global Series Funds, Inc. (the Corporation), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is one of five separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund’s primary objective is to seek to provide investors a high level of total return through a combination of income and capital appreciation. The Fund commenced investment operations on February 3, 1994.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges

14

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered. Such securities are classified as Level 2 in the fair value hierarchy presented below.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 12/31/22
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Diversified Industrial	$4,037,717	$108,225	—	$4,145,942
Health Care	1,709,824	—	$0	1,709,824
Telecommunications	1,570,346	—	65,000	1,635,346
Other Industries (b)	43,287,876	—	—	43,287,876
Total Common Stocks	50,605,763	108,225	65,000	50,778,988
Warrants (b)	1,260	—	—	1,260
U.S. Government Obligations	—	1,841,651	—	1,841,651
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$50,607,023	$1,949,876	$65,000	$52,621,899

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board.

(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2022, the Fund did not have material transfers into or out of Level 3.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems

15

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

16

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

The Fund’s derivative contracts held at December 31, 2022, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. As of December 31, 2022, the Fund held no forward foreign exchange contracts.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At December 31, 2022, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

17

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2022, if any, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to the tax treatment of currency gains and losses, redesignation of dividends paid, and reversal of prior year real estate investment trust capital gain. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

18

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2022 and 2021 as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Distributions paid from:
Ordinary income	$482,353	$869,291
Net long term capital gains	1,376,416	208,567
Return of capital	16,725	—
Total distributions paid	$1,875,494	$1,077,858

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2022, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations     $     12,265,335

At December 31, 2022, the temporary differences between book basis and tax basis net unrealized appreciation/ depreciation on investments were primarily due to deferral of losses from wash sales for tax purposes and prior year mark-to-market adjustments on investments no longer considered passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2022:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$40,355,773	$17,864,304	$(5,598,178)	$12,266,126

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2022, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2022, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for

19

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2023, at no more than an annual rate of 0.90% for all classes of shares. During the year ended December 31, 2022, the Adviser reimbursed expenses in the amount of $295,664. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 0.90% of the value of the Fund’s average daily net assets for each share class of the Fund. The agreement is renewable annually. At December 31, 2022, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $606,712:

For the year ended December 31, 2021, expiring December 31, 2023	$311,048
For the year ended December 31, 2022, expiring December 31, 2024	295,664
$606,712

4.  Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5.  Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2022, other than short term securities and U.S. Government obligations, aggregated $5,976,026 and $6,914,018, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2022, the Fund paid brokerage commissions on security trades of $971 to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $118 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,485.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2022, the Fund accrued $37,500 in accounting fees in the Statement of Operations.

The Corporation pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

7.  Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 1, 2023 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate

20

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the year ended December 31, 2022, there were no borrowings under the line of credit.

8.  Capital Stock. The Fund currently offers three classes of shares – Class AAA Shares, Class A Shares, and Class I Shares. Effective January 27, 2020, the Fund’s Class AAA, Class A and Class C Shares “closed to purchases from new investors”. “Closed to purchases from new investors” means (i) with respect to the Class AAA and Class A shares, no new investors may purchase shares of such classes, but existing shareholders may continue to purchase additional shares of such classes after the Effective Date, and (ii) with respect to Class C Shares, neither new investors nor existing shareholders may purchase any additional shares of such class after the Effective Date. These changes had no effect on existing shareholders’ ability to redeem shares of the Fund as described in the Fund’s Prospectus. Additionally, on the Effective Date Class I shares of the Fund became available to investors with a minimum initial investment amount of $1,000 when purchasing shares directly through the Distributor, or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2022 and 2021, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

21

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	735	$22,539	626	$20,584
Shares issued upon reinvestment of distributions	4,798	134,227	2,106	72,245
Shares redeemed	(7,142)	(210,540)	(38,610)	(1,240,256)
Net decrease	(1,609)	$(53,774)	(35,878)	$(1,147,427)
Class A
Shares sold	2,580	$76,197	8,319	$272,444
Shares issued upon reinvestment of distributions	1,002	28,094	469	16,148
Shares redeemed	(8,404)	(253,897)	(3,997)	(129,441)
Net increase/(decrease)	(4,822)	$(149,606)	4,791	$159,151
Class C
Shares issued upon reinvestment of distributions	666	$15,517	424	$12,152
Shares redeemed	(5,544)	(137,940)	(17,658)	(482,017)
Net decrease	(4,878)	$(122,423)	(17,234)	$(469,865)
Class I
Shares sold	96,585	$3,181,012	187,993	$6,268,108
Shares issued upon reinvestment of distributions	38,351	1,077,284	18,840	649,051
Shares redeemed	(266,893)	(8,398,539)	(58,761)	(1,920,271)
Net increase/(decrease)	(131,957)	$(4,140,243)	148,072	$4,996,888

9. Significant Shareholder. As of December 31, 2022, approximately 64.9% of the Fund was beneficially owned by the Adviser and its affiliates, including managed accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

22

The Gabelli Global Rising Income and Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Global Rising Income and Dividend Fund

and the Board of Directors of GAMCO Global Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Global Rising Income and Dividend Fund (the “Fund”) (one of the funds constituting GAMCO Global Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting GAMCO Global Series Funds, Inc.) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli Funds investment companies since 1992.

New York, New York

March 1, 2023

23

The Gabelli Global Rising Income and Dividend Fund

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on August 17, 2022, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

24

The Gabelli Global Rising Income and Dividend Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2022, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the Independent Board Members) who are not interested persons of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the Fund’s portfolio managers, the scope of supervisory, administrative, shareholder and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service and reputation of the Fund’s portfolio managers.

Investment Performance. The dependent Board Members reviewed the short, medium, and long term performance of the Fund (as of September 30, 2022) against a peer group of nine other comparable funds prepared by the Adviser (the Adviser Peer Group), and against a peer group prepared by Broadridge (the Broadridge Performance Peer Group) consisting of all retail and institutional global equity income funds, regardless of asset size or primary channel of distribution. The Independent Board Members noted that the Fund’s performance was in the fourth quartile for the one, three, five, and ten year periods, as measured against the Adviser Peer Group. Against the Broadridge Performance Peer Group, the Independent Board Members noted that the Fund’s performance was in the fifth quintile for the one, five and ten year periods, and in the third quintile for the three year period. The Independent Board Members recalled the Adviser’s comprehensive discussion of performance earlier in the meeting and discussed the Fund’s shift in strategy several years ago.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative overhead charge and with a standalone administrative charge and noted the effect of the expense limitation agreement. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Adviser Peer Group and a peer group of eight other global equity income funds selected by Broadridge (the “Broadridge Expense Peer Group”), and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted the effect of the expense limitation agreement in place for the Fund. The Independent Board Members noted that the Fund’s total expense ratio was the third lowest for the Adviser Peer Group and the second lowest for the Broadridge Expense Peer Group and that the Fund’s size was significantly lower than the average of the Adviser Peer Group, and lower than the average of the Broadridge Expense Peer Group. The Independent Board

25

The Gabelli Global Rising Income and Dividend Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

Members also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members also concluded that the Fund’s expense ratios and profitability to the Adviser were reasonable, and that economies of scale were not a significant factor in their thinking at this time. In this regard, the Independent Board Members noted the contractual Expense Deferral Agreement between the Adviser and the Company, on behalf of the Fund, pursuant to which the net expense ratio for each share class of the Fund was reduced to 0.90%. The Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was appropriate in light of the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

26

The Gabelli Global Rising Income and Dividend Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Rising Income and Dividend Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer 1942	Since 1993	31	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holding, Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director 1944	Since 1993	12	Former Senior Vice President of G.research, LLC (and its predecessor) (1991-2019)	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director 1939	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita[6] Director 1935	Since 1993	18	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder Director 1940	Since 1993	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris[6] Director 1934	Since 1993	23	Chairman and Chief Executive Officer of BALMAC International, Inc.(global import/ export company)	—

27

The Gabelli Global Rising Income and Dividend Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

Salvatore J. Zizza[7] Director 1945	Since 2004	34	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing)

28

The Gabelli Global Rising Income and Dividend Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President and Treasurer 1976	Since 2017	Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[4]	“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.
[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
[7]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

29

The Gabelli Global Rising Income and Dividend Fund

2022 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the year ended December 31, 2022, the Fund paid to shareholders ordinary income distributions of $0.2799, $0.2785, $0.2783, and $0.2990, per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains of $1,376,416, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2022, 72.80% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 99.95% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 2.09% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also during 2022, the Fund passed through foreign tax credits of $0.03548 per share to each Class of Shares.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2022 which was derived from U.S. Treasury securities was 1.94%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2022. The percentage of U.S. Government securities held as of December 31, 2022 was 3.51%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI GLOBAL RISING INCOME AND DIVIDEND FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily by calling
800-GABELLI after 7:00 P.M.

DIRECTORS

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

E. Val Cerutti
Chief Executive Officer,
Cerutti Consultants, Inc.

Anthony J. Colavita
Attorney,
Anthony J. Colavita, P.C.

John D. Gabelli
Former Senior Vice President,
G.research, LLC

Werner J. Roeder
Former Medical Director,
Lawrence Hospital

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President & Treasurer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust
Company

TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

DST Asset Manager
Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &
Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Rising Income and Dividend Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB441Q422AR

GABELLI
FUNDS

THE GABELLI GLOBAL RISING INCOME AND DIVIDEND FUND

Annual Report
December 31, 2022

The Gabelli International Small Cap Fund

Annual Report — December 31, 2022

(Y)our Portfolio Management Team

Caesar M. P. Bryan Portfolio Manager	Gustavo Pifano Portfolio Manager	Ashish Sinha Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2022, the net asset value (NAV) total return per Class AAA Share of The Gabelli International Small Cap Fund was (25.5)% compared with a total return of (21.4)% for the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Small Cap Index. Other classes of shares are available. See page 4 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2022.

Investment Objective and Strategy (Unaudited)

The Fund’s objective is to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

The Fund’s investment strategy is to invest primarily in a portfolio of common stocks of non-U.S. companies. Under normal market conditions, the Fund will invest at least 80% of its net assets in the stocks of “small cap companies.” Gabelli Funds, LLC, the Adviser, currently characterizes small capitalization companies as those with total common stock market values of $3 billion or less at the time of investment.

The Fund may invest in non-U.S. markets throughout the world, including emerging markets. Ordinarily, the Fund will invest in the securities of at least five countries outside the U.S.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive sharehold-er reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

In selecting investments, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization companies with experienced management, strong balance sheets, and rising free cash flow and earnings. The Adviser’s goal is to invest long term in the stocks of companies trading at reasonable market valuations relative to perceived economic worth.

Performance Discussion (Unaudited)

The Fund’s leading contributor to performance during the first quarter 2022 was Brewin Dolphin a UK based wealth manager that was the subject of a takeover offer from Royal Bank of Canada, one of the largest banks in Canada. The company’s share price appreciated by 34.5% in the quarter and contributed 65 basis points to overall Fund performance. The next best contributor to performance was Austevoll Seafood (1.97% of net assets as of December 31, 2022), a Norwegian based fish farming company whose share price rose by 29.6% and contributed 59 basis points to performance.

It was an extremely difficult second quarter for equity investors with most countries and many sectors declining by more than double digits. Germany, the Netherlands, and Sweden lost more than 20%. The Chinese market bucked the trend and gained 2.2% which helped emerging markets outperform developed markets for the quarter. However, Chinese stocks had lost 33% in the preceding twelve months. On a global basis, all sectors declined with the less economically sensitive sectors such as health care, consumer staples, and telecom falling less than the average.

The third quarter was another very difficult three months for international equities which declined by 10.0%. Much of this decline can be attributed to the darkening outlook for global growth, higher interest rates, and the continued strength of the US dollar in the exchange market. The dollar, as measured by the Bloomberg US dollar index rose by 6.1% for the quarter largely on the back of aggressive interest rate hikes by the Federal Reserve (Fed). All developed equity markets declined.

Global equity markets staged a powerful recovery during the fourth quarter of 2022. This after suffering major losses for the first nine months of the year on the back of global central banks tightening monetary policy at a rapid rate in reaction to high and persistent inflation. Other headwinds included the war in Ukraine and China’s controversial COVID policies. Entering the fourth quarter equity markets were very oversold and looking for an excuse to rally. Slowing growth and slightly lower inflation led investors to believe that the Fed might adopt a less aggressive monetary policy. Also, the dollar began to weaken, the oil price peaked, and China changed its restrictive COVID policy as well as providing support to the important property market. This triggered a meaningful rally in stock prices during October and November.

Selected holdings that contributed positively to performance in 2022 were: Manchester United PLC (3.1% of net assets as of December 31, 2022), together with its subsidiaries, owns and operates a professional sports team in the United Kingdom; Leovegas AB (no longer held as of December 31, 2022) is a mobile gaming company and provider of online casino and sports betting services; and Alamos Gold Inc. (2.9%) is a Canadian intermediate gold producer with diversified production from three operating mines in North America.

Some of our weaker performing holdings during the year were: Addlife AB (1.9%) together with its subsidiaries, provides equipment, medical devices, and reagents primarily to healthcare system, research, colleges, and universities, as well as the food and pharmaceutical industries; Hotel Chocolat Group PLC (1.2%), which manufactures and retails chocolates and cocoa related products under the Hotel Chocolat brand name in

2

the United Kingdom, rest of Europe, Saint Lucia, the United States, and Japan; and 888 Holdings PLC (0.8%), together with its subsidiaries, provides online betting and gaming products and solutions.

Thank you for your investment in The Gabelli International Small Cap Fund.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund's portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

3

Comparative Results

Average Annual Returns through December 31, 2022 (a) (Unaudited) Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.
	1 Year	5 Year	10 Year	15 Year	Since Inception (5/11/98)
Class AAA (GABOX)	(25.50)%	(1.62)%	3.46%	2.32%	5.28%
MSCI EAFE Small Cap Index	(21.39)	(0.05)	6.21	3.80	6.96(b)
MSCI AC World Ex-US Index	(15.70)	1.31	4.22	1.93	4.57
Lipper Global Large-Cap Growth Fund Classification	(26.96)	5.56	8.43	5.59	6.26
Class A (GOCAX)	(25.55)	(2.00)	3.23	2.16	5.19
With sales charge (c)	(29.83)	(3.16)	2.62	1.76	4.94
Class C (GGLCX)	(25.55)	(2.29)	2.74	1.58	4.77
Class I (GLOIX)	(25.57)	(1.64)	3.74	2.60	5.46

(a) Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 12, 2000, November 23, 2001, and January 11, 2008, respectively. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.

(b)  The MSCI EAFE Small Cap Index captures small cap representation across Developed Markets countries around the world, excluding U.S. and Canada. The MSCI World Ex-U.S. Index captures large and mid cap representation across Developed Markets countries excluding the United States. The Lipper Global Large-Cap Growth Fund Classification reflects the average performance of mutual funds classified in those particular categories. Dividends are considered reinvested. You cannot invest directly in an index. MSCI EAFE Small Cap Index performance as of inception of Index December 31, 1998.

(c)  Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

In the current prospectuses dated April 29, 2022, the gross expense ratios for Class AAA, A, and I Shares are 2.89%, 2.89%, and 2.64%, respectively, and the net expense ratios for all share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) is 0.92%. See page 12 for the expense ratios for the year ended December 31, 2022. The contractual reimbursements are in effect through April 29, 2023. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares is 5.75%.

Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

4

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI INTERNATIONAL SMALL CAP FUND (CLASS AAA SHARES) AND MSCI EAFE SMALL

CAP INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	(25.50)%	(1.62)%	3.46%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

The Gabelli International Small Cap Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2022 through December 31, 2022	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2022.

	Beginning Account Value 07/01/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period *
The Gabelli International Small Cap Fund
Actual Fund Return
Class AAA	$1,000.00	$1,055.10	0.93%	$4.82
Class A	$1,000.00	$1,054.30	0.93%	$4.82
Class C	$1,000.00	$1,054.50	0.93%	$4.82
Class I	$1,000.00	$1,054.60	0.93%	$4.82
Hypothetical 5% Return
Class AAA	$1,000.00	$1,020.52	0.93%	$4.74
Class A	$1,000.00	$1,020.52	0.93%	$4.74
Class C	$1,000.00	$1,020.52	0.93%	$4.74
Class I	$1,000.00	$1,020.52	0.93%	$4.74

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

 6

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of net assets as of December 31, 2022:

The Gabelli International Small Cap Fund

Consumer Staples	19.2%
Health Care	15.1%
Materials	14.0%
Consumer Discretionary	13.9%
Information Technology	12.9%
Industrials	11.2%
Financials	6.0%
U.S. Government Obligations	4.5%
Communication Services	4.1%
Other Assets and Liabilities (Net)	(0.9)%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

 7

The Gabelli International Small Cap Fund

Schedule of Investments — December 31, 2022

Shares		Cost	Market Value
	COMMON STOCKS — 95.2%
	CONSUMER STAPLES — 19.2%
15,000	Austevoll Seafood ASA	$129,584	$135,287
4,500	Fevertree Drinks plc	126,414	55,971
11,000	Glanbia plc	118,284	139,319
45,000	Hotel Chocolat Group plc†	156,266	84,596
3,425	Interparfums SA	116,625	203,657
1,750	Laurent-Perrier	158,577	250,814
2,500	Milbon Co. Ltd.	101,252	108,152
32,000	PZ Cussons plc	121,541	81,175
4,000	Sakata Seed Corp.	118,342	132,592
2,000	Viscofan SA	121,711	128,816
		1,268,596	1,320,379

	MATERIALS — 14.0%
6,000	Alamos Gold Inc., Cl. A	44,345	60,660
13,850	Alamos Gold Inc., Toronto, Cl. A	102,362	140,034
10,000	Eldorado Gold Corp.†	108,334	83,600
10,544	Endeavour Mining plc	153,901	225,676
5,000	Labrador Iron Ore Royalty Corp.	90,519	124,003
4,000	MAG Silver Corp.†	51,468	62,481
9,000	Osisko Gold Royalties Ltd.	108,792	108,479
75,000	Perseus Mining Ltd.	76,499	107,922
80,000	Westgold Resources Ltd.†	132,212	47,738
		868,432	960,593

	CONSUMER DISCRETIONARY — 13.9%
50,000	888 Holdings plc†	116,696	52,782
10,000	Beneteau SA	168,177	151,607
9,820	Entain plc	81,636	156,384
2,200	JINS Holdings Inc.	125,148	76,822
8,000	Kindred Group plc, SDR	79,422	83,414
75,000	Mandarin Oriental International Ltd.†	149,583	144,087
6,000	Raccoon Holdings Inc.	131,510	48,993
15,000	Treatt plc	96,439	112,238
10,000	Zojirushi Corp.	93,734	124,001
		1,042,345	950,328

	HEALTH CARE — 13.9%
12,212	AddLife AB, Cl. B	59,108	127,693
1,500	Bachem Holding AG	42,502	130,156
1,800	Gerresheimer AG	177,000	120,412
4,000	Idorsia Ltd.†	113,582	57,994
230	Siegfried Holding AG	76,087	152,778
5,000	Takara Bio Inc.	144,019	65,260
230	Tecan Group AG	122,568	102,957
15,000	Tristel plc	71,265	70,723
1,300	Vetoquinol SA	81,468	122,015
		887,599	949,988
Shares		Cost	Market Value
	INFORMATION TECHNOLOGY — 12.9%
20,000	F-Secure Oyj†	$55,699	$60,661
9,000	Genius Sports Ltd.†	157,908	32,130
7,500	GMO internet group Inc.	198,867	140,099
20,000	NCC Group plc	57,230	47,851
30,000	Network International Holdings plc†	116,006	108,080
3,000	Nynomic AG†	78,031	109,605
6,000	Optex Group Co. Ltd.	98,632	81,289
100,000	Oxford Metrics plc	116,940	129,962
6,000	PSI Software AG	157,350	143,882
20,000	WithSecure Oyj†	93,894	29,395
		1,130,557	882,954

	INDUSTRIALS — 11.2%
15,000	Aida Engineering Ltd.	152,919	88,282
8,000	AZ-COM MARUWA Holdings Inc.	122,710	95,145
50,000	Chemring Group plc	137,397	179,358
2,000	Clarkson plc	78,000	78,368
4,000	Iveco Group NV†	42,339	23,801
8,000	JGC Holdings Corp.	101,054	101,408
4,000	Loomis AB	148,615	109,640
20,000	QleanAir AB	115,538	42,515
23,000	Teraoka Seisakusho Co. Ltd.	139,576	52,604
		1,038,148	771,121

	FINANCIALS — 6.0%
17,000	Polar Capital Holdings plc	129,675	98,034
4,000	Rothschild & Co.	142,628	159,780
20,000	Tamburi Investment Partners SpA	139,176	156,613
		411,479	414,427

	COMMUNICATION SERVICES — 4.1%
9,000	Manchester United plc, Cl. A	159,353	209,970
2,000	Xilam Animation SA†	100,466	73,379
		259,819	283,349
	TOTAL COMMON STOCKS	6,906,975	6,533,139

	PREFERRED STOCKS — 1.2%
	HEALTH CARE — 1.2%
1,800	Draegerwerk AG & Co.
	KGaA, 0.190%	156,593	80,231

See accompanying notes to financial statements.

 8

The Gabelli International Small Cap Fund

Schedule of Investments (Continued) — December 31, 2022

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 4.5%
$315,000	U.S. Treasury Bill, 4.218%††, 03/16/23	$312,297	$312,391

	TOTAL INVESTMENTS — 100.9%	$7,375,865	6,925,761

	Other Assets and Liabilities (Net) — (0.9)%		(61,720)

	NET ASSETS — 100.0%		$6,864,041
Geographic Diversification	% of Market Value	Market Value
Europe	66.7%	$4,619,719
Japan	16.1	1,114,646
Canada	8.4	579,257
United States	4.5	312,391
Asia/Pacific	4.3	299,748
	100.0%	$6,925,761

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

 9

The Gabelli International Small Cap Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments, at value (cost $7,375,865)	$6,925,761
Receivable for Fund shares sold	323
Receivable from Adviser	24,781
Dividends receivable	18,302
Prepaid expenses	6,113
Total Assets	6,975,280
Liabilities:
Payable to bank	5,835
Payable for Fund shares redeemed	24,446
Payable for investment advisory fees	5,852
Payable for distribution fees	910
Payable for legal and audit fees	27,276
Payable for shareholder communications	14,540
Payable for custodian fees	10,908
Other accrued expenses	21,472
Total Liabilities	111,239
Net Assets
(applicable to 582,170 shares outstanding)	$6,864,041
Net Assets Consist of:
Paid-in capital	$7,581,978
Total accumulated loss	(717,937)
Net Assets	$6,864,041

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($4,216,144 ÷ 361,125 shares outstanding; 75,000,000 shares authorized)	$11.68
Class A:
Net Asset Value and redemption price per share ($49,010 ÷ 4,208 shares outstanding; 50,000,000 shares authorized)	$11.65
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$12.36
Class C:
Net Asset Value and redemption price per share ($7,175 ÷ 686 shares outstanding; 25,000,000 shares authorized)	$10.46
Class I:
Net Asset Value, offering, and redemption price per share ($2,591,712 ÷ 216,151 shares outstanding; 25,000,000 shares authorized)	$11.99

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding
taxes of $13,529)	$127,404
Non-cash dividends	55,698
Interest	6,724
Total Investment Income	189,826
Expenses:
Investment advisory fees.	78,824
Distribution fees - Class AAA	11,386
Distribution fees - Class A	156
Distribution fees - Class C	81
Legal and audit fees	46,193
Registration expenses	35,658
Administration out-of-pocket fees	32,614
Shareholder communications expenses	26,326
Shareholder services fees	18,831
Custodian fees	18,488
Directors' fees	1,576
Tax expense	894
Interest expense	315
Miscellaneous expenses	7,180
Total Expenses	278,522
Less:
Expense reimbursements (See Note 3)	(205,704)
Expenses paid indirectly by broker (See Note 6)	(667)
Total Reimbursements and Credits	(206,371)
Net Expenses	72,151
Net Investment Income	117,675
Net Realized and Unrealized Loss on
Investments, Forward Foreign Exchange
Contracts, and Foreign Currency:
Net realized loss on investments	(183,029)
Net realized loss on forward foreign exchange contracts	(73)
Net realized loss on foreign currency transactions	(1,298)
Net realized loss on investments, forward foreign exchange contracts, and foreign currency transactions	(184,400)
Net change in unrealized appreciation/depreciation:
on investments	(2,651,584)
on foreign currency translations	(313)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(2,651,897)
Net Realized and Unrealized Gain/(Loss) on Investments, Forward Foreign Exchange Contracts, and Foreign Currency	(2,836,297)
Net Decrease in Net Assets Resulting from Operations	$(2,718,622)

See accompanying notes to financial statements.

 10

The Gabelli International Small Cap Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income	$117,675	$95,666
Net realized gain/(loss) on investments, forward foreign exchange contracts, and foreign currency transactions	(184,400)	474,371
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(2,651,897)	21,574
Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,718,622)	591,611

Distributions to Shareholders:
Accumulated earnings
Class AAA	(18,913)	(127,193)
Class A	(219)	(2,153)
Class C	(36)	(359)
Class I	(11,275)	(87,950)
Total Distributions to Shareholders	(30,443)	(217,655)

Capital Share Transactions:
Class AAA	(383,911)	(585,445)
Class A	(31,433)	60
Class C	(5,306)	(12,762)
Class I	(653,586)	(176,787)
Net Decrease in Net Assets from Capital Share Transactions	(1,074,236)	(774,934)

Redemption Fees	5	9

Net Decrease in Net Assets	(3,823,296)	(400,969)
Net Assets:
Beginning of year	10,687,337	11,088,306
End of year	$6,864,041	$10,687,337

See accompanying notes to financial statements.

 11

The Gabelli International Small Cap Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions								Ratios to Average Net Assets/Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments		Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)		Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement(c)(d)		Portfolio Turnover Rate
Class AAA
2022	$15.75	$0.18	(e)	$(4.20)	$(4.02)	$(0.05)	$—		$—	$(0.05)	$0.00	$11.68	(25.50)%	$4,216	1.48	%(e)	3.64%	0.92	%(f)(g)	5%
2021	15.44	0.13	(e)	0.51	0.64	(0.33)	(0.00	)(b)	—	(0.33)	0.00	15.75	4.16	6,191	0.79	(e)	2.89	0.92	(f)	15
2020	13.06	0.06		2.44	2.50	(0.12)	—		—	(0.12)	0.00	15.44	19.16	6,617	0.51		3.65	0.91		22
2019	11.09	0.19	(e)	2.68	2.87	(0.22)	(0.68)		—	(0.90)	0.00	13.06	25.94	6,366	1.50	(e)	3.41	1.00		9
2018	18.55	0.19		(4.13)	(3.94)	(0.19)	(3.32)		(0.01)	(3.52)	0.00	11.09	(20.87)	5,954	1.07		3.11	1.00	(g)	26
Class A
2022	$15.72	$0.17	(e)	$(4.19)	$(4.02)	$(0.05)	$—		$—	$(0.05)	$0.00	$11.65	$(25.55)%	$49	1.40	%(e)	3.64%	0.92	%(f)(g)	5%
2021	15.40	0.13	(e)	0.52	0.65	(0.33)	(0.00	)(b)	—	(0.33)	0.00	15.72	4.24	104	0.82	(e)	2.89	0.92	(f)	15
2020	13.03	0.06		2.43	2.49	(0.12)	—		—	(0.12)	0.00	15.40	19.13	101	0.50		3.65	0.91		22
2019	11.05	0.07	(e)	2.67	2.74	(0.08)	(0.68)		—	(0.76)	0.00	13.03	24.86	91	0.60	(e)	3.41	1.91		9
2018	18.44	0.01		(4.08)	(4.07)	—	(3.32)		—	(3.32)	0.00	11.05	(21.70)	81	0.04		3.11	2.01	(g)	26
Class C
2022	$14.12	$0.15	(e)	$(3.76)	$(3.61)	$(0.05)	$—		$—	$(0.05)	$—	$10.46	$(25.55)%	$7	1.36	%(e)	4.39%	0.92	%(f)(g)	5%
2021	13.87	0.11	(e)	0.47	0.58	(0.33)	(0.00	)(b)	—	(0.33)	0.00	14.12	4.20	16	0.77	(e)	3.64	0.92	(f)	15
2020	11.74	0.05		2.20	2.25	(0.12)	—		—	(0.12)	0.00	13.87	19.19	28	0.48		4.40	0.91		22
2019	10.02	(0.01	)(e)	2.41	2.40	—	(0.68)		—	(0.68)	0.00	11.74	24.01	26	(0.12	)(e)	4.16	2.61		9
2018	17.26	(0.11)		(3.81)	(3.92)	—	(3.32)		—	(3.32)	0.00	10.02	(22.33)	31	(0.67)		3.86	2.76	(g)	26
Class I
2022	$16.18	$0.19	(e)	$(4.33)	$(4.14)	$(0.05)	$—		$—	$(0.05)	$0.00	$11.99	$(25.57)%	$2,592	1.52	%(e)	3.39%	0.92	%(f)(g)	5%
2021	15.85	0.14	(e)	0.52	0.66	(0.33)	(0.00	)(b)	—	(0.33)	0.00	16.18	4.18	4,376	0.87	(e)	2.64	0.92	(f)	15
2020	13.41	0.05		2.51	2.56	(0.12)	—		—	(0.12)	0.00	15.85	19.11	4,342	0.39		3.40	0.91		22
2019	11.39	0.19	(e)	2.77	2.96	(0.26)	(0.68)		—	(0.94)	0.00	13.41	26.04	1,312	1.52	(e)	3.16	1.00		9
2018	18.93	0.19		(4.22)	(4.03)	(0.18)	(3.32)		(0.01)	(3.51)	0.00	11.39	(20.90)	1,557	1.07		2.86	1.00	(g)	26

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $205,704, $216,306, $210,061, $184,323, and $201,091 for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively.

(d)	The Fund incurred interest expense. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 0.91% and 0.90% for each Class for the years ended December 31, 2022 and 2020, and 2.00% (Class A), 2.75% (Class C) and with no impact to Class AAA and Class I for the year ended December 31, 2018. For the years ended December 31, 2021, and 2019, the effect of interest expense was minimal.

(e)	Includes income resulting from special dividends. Without these dividends, the per share income/(loss) amounts would have been $0.09, $0.06, and $0.15 (Class AAA), $0.08, $0.06, and $0.04 (Class A), $0.07, $0.05, and $(0.05) (Class C), and $0.10, $0.07, and $0.15 (Class I), and the net investment income/(loss) ratios would have been 0.77%, 0.36%, and 1.19% (Class AAA), 0.69%, 0.39%, and 0.29% (Class A), 0.65%, 0.34%, and (0.43%) (Class C), and 0.81%, 0.44%, and 1.21% (Class I) for the years ended December 31, 2022, 2021, and 2019, respectively.

(f)	The Fund incurred tax expense for the years ended December 31, 2022 and 2021. If tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 0.90% for each Class.

(g)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2022 and 2018, the effect of expense reimbursements was minimal.

See accompanying notes to financial statements.

 12

The Gabelli International Small Cap Fund

Notes to Financial Statements

1. Organization. The Gabelli International Small Cap Fund, a series of the GAMCO Global Series Funds, Inc. (the Corporation), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is one of five separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on May 11, 1998.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s

 13

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered. Such securities are classified as Level 2 in the fair value hierarchy presented below.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/22
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Communication Services	$209,970	$73,379	$283,349
Consumer Discretionary	—	950,328	950,328
Consumer Staples	84,596	1,235,783	1,320,379
Financials	98,034	316,393	414,427
Health Care	70,723	879,265	949,988
Industrials	—	771,121	771,121
Information Technology	299,567	583,387	882,954
Materials	804,933	155,660	960,593
Total Common Stocks	1,567,823	4,965,316	6,533,139
Preferred Stocks (a)	—	80,231	80,231
U.S. Government Obligations	—	312,391	312,391
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,567,823	$5,357,938	$6,925,761

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no Level 3 investments at December 31, 2022 and 2021.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to

 14

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income

 15

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

(including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to disallowed expenses and current year write-off of net operating loss. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2022, reclassifications were made to decrease paid-in capital by $1,844, with an offsetting adjustment to total accumulated loss.

The tax character of distributions paid during the years ended December 31, 2022 and 2021 was as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Distributions paid from:
Ordinary income	$30,443	$215,281
Net long term capital gains	—	2,374
Total distributions paid	$30,443	$217,655

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

 16

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

At December 31, 2022, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(187,606)
Net unrealized depreciation on investments and foreign currency translations	(530,331)
Total	$(717,937)

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses. The Fund has a long term capital loss carryforward with no expiration of $187,606.

At December 31, 2022, the temporary differences between book basis and tax basis unrealized depreciation were primarily due to mark-to-market adjustments on investments in passive foreign investment companies, capital loss carryforward not yet utilized, and adjustments on the sale of securities no longer deemed passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized depreciation at December 31, 2022:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$7,456,055	$1,207,787	$(1,738,081)	$(530,294)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2022, the Fund incurred an excise tax expense of $894. As of December 31, 2022, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2023, at no more than an annual rate of 0.90% for all classes of shares. During the year ended December 31, 2022, the Adviser reimbursed the Fund in the amount of $205,704. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after

 17

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 0.91% of the value of the Fund’s average daily net assets for each share class of the Fund. The arrangement is renewable annually. At December 31, 2022, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $422,010:

For the year ended December 31, 2021, expiring December 31, 2023	$216,306
For the year ended December 31, 2022, expiring December 31, 2024	205,704
$422,010

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2022, other than short term securities and U.S. Government obligations, aggregated $416,343 and $1,436,128, respectively.

6. Transactions with Affiliates and Other Arrangements. The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. The Adviser did not seek a reimbursement during the year ended December 31, 2022.

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $667.

The Corporation pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 1, 2023 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2022, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit for the eleven days of borrowings during the year ended December 31, 2022 was $68,000 with a weighted average interest rate of 1.51%. The maximum amount borrowed at any time during the year ended December 31, 2022 was $105,000.

8. Capital Stock. The Fund currently offers three classes of shares – Class AAA Shares, Class A Shares, and Class I Shares. Effective January 27, 2020, the Fund’s Class AAA, Class A, and Class C Shares “closed to purchases from new investors”. “Closed to purchases from new investors” means (i) with respect to the Class AAA, and Class A shares, no new investors may purchase shares of such classes, but existing shareholders may continue to purchase additional shares of such classes after the Effective Date, and (ii) with respect to Class C

 18

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

Shares, neither new investors nor existing shareholders may purchase any additional shares of such class after the Effective Date. These changes had no effect on existing shareholders’ ability to redeem shares of the Fund as described in the Fund’s Prospectus. Additionally, on the Effective Date Class I shares of the Fund became available to investors with a minimum initial investment amount of $1,000 when purchasing shares directly through the Distributor, or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2022 and 2021, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	4,401	$53,258	6,223	$100,104
Shares issued upon reinvestment of distributions	1,643	18,986	7,944	124,396
Shares redeemed	(37,919)	(456,155)	(49,701)	(809,945)
Net decrease	(31,875)	$(383,911)	(35,534)	$(585,445)
Class A
Shares sold	384	$5,327	895	$13,953
Shares issued upon reinvestment of distributions	19	219	94	1,480
Shares redeemed	(2,813)	(36,979)	(956)	(15,373)
Net increase/(decrease)	(2,410)	$(31,433)	33	$60
Class C
Shares issued upon reinvestment of distributions	3	$36	25	$358
Shares redeemed	(428)	(5,342)	(946)	(13,120)
Net decrease	(425)	$(5,306)	(921)	$(12,762)
Class I
Shares sold	46,305	$624,129	135,215	$2,192,535
Shares issued upon reinvestment of distributions	741	8,778	5,184	83,354
Shares redeemed	(101,403)	(1,286,493)	(143,909)	(2,452,676)
Net decrease	(54,357)	$(653,586)	(3,510)	$(176,787)

9.  Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

 19

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

10.  Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

 20

The Gabelli International Small Cap Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli International Small Cap Fund

and the Board of Directors of GAMCO Global Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli International Small Cap Fund (the “Fund”) (one of the funds constituting GAMCO Global Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting.

GAMCO Global Series Funds, Inc.) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli Funds investment companies since 1992.

New York, New York

March 1, 2023

 21

The Gabelli International Small Cap Fund

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on August 17, 2022, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

 22

The Gabelli International Small Cap Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2022, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the Independent Board Members) who are not interested persons of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio manager, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio manager.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund (as of September 30, 2022) against a peer group of seven other comparable funds prepared by the Adviser (the “Adviser Peer Group”), and against a peer group prepared by Broadridge (the “Broadridge Performance Peer Group”) consisting of all international small/mid-cap growth funds, regardless of asset size or primary channel of distribution. The Independent Board Members noted that the Fund’s performance was in the fourth quartile for the one, three, five, and ten year periods, as measured against the Adviser Peer Group. Against the Broadridge Performance Peer Group, the Independent Board Members noted that the Fund’s performance was in the fourth quintile for the one year period, and the fifth quintile for the three, five and ten year periods. The Independent Board Members encouraged the Adviser to continue to explore ways to increase the size of the Fund. The Independent Board Members also recalled the Adviser’s comprehensive discussion of performance earlier in the meeting and in particular discussed the impact the strong dollar had had on the Fund’s performance.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative overhead charge and with a standalone administrative charge and noted the effect of the expense limitation agreement. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop or any losses or diminished profitability to the Adviser in prior years.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Adviser Peer Group and a peer group of seven other international small/mid-cap growth funds selected by Broadridge (the “Broadridge Expense Peer Group”), and noted that the Adviser's management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund’s total expense ratio after waivers was the lowest compared with the

 23

The Gabelli International Small Cap Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

Adviser Peer Group, and the lowest compared with all of the funds included in the Broadridge Expense Peer Group. The Independent Board Members discussed how the Fund’s size was lower than average within both peer groups and that the Adviser had been waiving substantial portions of its fees in order to make the Fund a more attractive investment. The Independent Board Members also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds and noted the effect of the expense limitation agreement in place for the Fund. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee to the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services. The Independent Board Members noted the reasons for Fund’s underperformance and the Adviser’s commitment to improve performance and indicated that they would continue to evaluate the Fund. The Independent Board Members noted the contractual Expense Deferral Agreement between the Adviser and the Company, on behalf of the Fund, pursuant to which the net expense ratio for each share class of the Fund was reduced to 0.90%. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was appropriate in light of the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

 24

The Gabelli International Small Cap Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli International Small Cap Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer 1942	Since 1993	31	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holding, Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director 1944	Since 1993	12	Former Senior Vice President of G.research, LLC (and its predecessor) (1991-2019)	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director 1939	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita[6] Director 1935	Since 1993	18	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder Director 1939	Since 1993	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris[6] Director 1934	Since 1993	23	Chairman and Chief Executive Officer of BALMAC International, Inc.(global import/ export company)	—

 25

The Gabelli International Small Cap Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

Salvatore J. Zizza[7] Director 1945	Since 2004	34	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing)

 26

The Gabelli International Small Cap Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President and Treasurer 1976	Since 2017	Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[5]	Directors who are not interested persons are considered “Independent” Directors.

[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

[7]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

 27

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

● Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

● Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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The Gabelli International Small Cap Fund

2022 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the year ended December 31, 2022, the Fund paid $0.0523 per share to shareholders in each Class of Shares. The Fund designates 83.62% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 2.21% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also during 2022, the Fund passed through foreign tax credits of $0.02274 per share to each Class of Shares.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2022 which was derived from U.S. Treasury securities was 8.96%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2022. The percentage of U.S. Government securities held as of December 31, 2022 was 4.55%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

___________

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI INTERNATIONAL SMALL CAP FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Gustavo Pifano joined the Firm in 2008 and is based in London. He serves as an assistant vice president of research and covers the industrial and consumer sectors with a focus on small-cap stocks. Gustavo is a member of the risk management group and responsible for the Firm’s UK compliance oversight and AML reporting functions. Gustavo holds a BBA in Finance from University of Miami and an MBA degree from University of Oxford Said Business School.

Ashish Sinha joined GAMCO UK in 2012 as a research analyst. Prior to joining the Firm, Mr. Sinha was a research analyst at Morgan Stanley in London for seven years and has covered European Technology, Mid-Caps, and Business Services. He also worked in planning and strategy at Birla Sun Life Insurance in India. Currently Mr. Sinha is a portfolio manager of Gabelli Funds, LLC and an Assistant Vice President of GAMCO Asset Management UK. Mr. Sinha has a BSBA degree from the Institute of Management Studies and an MB from IIFT.

The Gabelli Global Mini Mites Fund

Annual Report — December 31, 2022

To Our Shareholders,

For the year ended December 31, 2022, the net asset value (NAV) total return per Class AAA Share of The Gabelli Global Mini Mites Fund was (16.2)% compared with a total return of (18.3)% for the S&P Developed SmallCap Index. Other classes of shares are available. See page 4 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2022.

Investment Objective and Strategy (Unaudited)

The Gabelli Global Mini Mites Fund, a series of GAMCO Global Series Funds, Inc. commenced investment operations on October 1, 2018. The Fund is a non-diversified open end management investment company whose investment objective is to provide investors with long term capital appreciation by investing primarily in micro-capitalization equity securities.

The Fund’s investment strategy is to invest in common stocks of smaller companies that have a market capitalization (defined as shares outstanding times current market price) of $250 million or less at the time of the Fund's initial investment. These companies are called micro-cap companies. As a “global” fund, the Fund invests in securities of issuers located in at least three countries and at least 40% of its net assets are invested in securities of non U.S. issuers.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

The top contributors to performance in the first quarter 2022 included Bel Fuse Inc. (5.2% of net asset as of March 31, 2022) and Dril-Quip Inc. (2.0%). Bel Fuse (5.2%), a manufacturer of electronic circuits and other power products delivered strong fourth quarter revenue growth of 27% along with gross margin expansion. Management expressed confidence in its pricing initiatives and abilities to offset rising input costs. Dril-Quip is a leading manufacturer of advanced subsea drilling equipment for deep water applications. Its share price appreciated significantly during the quarter as the outlook for offshore activity brightened due to higher crude prices. One of the top detractor was Park-Ohio Holdings Corp. (1.7%) Park-Ohio is a diversified industrial company that offers supply chain management services and manufactures capital equipment and components to industrial customers. Revenue and profitability was pressured by supply chain disruptions and rising input costs principally across its General Aluminum business.

U.S. and other developed markets equity indexes declined during the first half of the year amid rising concerns of a global economic slowdown. Global supply disruptions, exacerbated by the ongoing Russian-Ukraine conflict (which primarily affected food and energy) and temporary COVID-related lockdowns across major Chinese cities, continued to fuel higher inflation. One of our top contributor to performance during the quarter was LeoVegas AB (1.1% of net assets as of June 30, 2022, +45%). LeoVegas AB is headquartered in Stockholm, Sweden and is a global online gaming operator, primarily on mobile devices. The company offers a full suite of casino, bingo, and sports betting products with gross gaming revenues derived from slot games (74%), followed by live casino (14%) and sports betting (12%). In 2Q 2022, LeoVegas shares increased 45% on the back of a SEK61 per share cash offer for the company from MGM Resorts international. Corem Property Group (1.9%, -57%) was one of the top detractors during the quarter. Corem focuses on urban properties suited for city and last mile logistics. Corem shares declined again in the quarter, as did the rest of the Swedish property sector, from concerns over falling real estate transactions, inflation, and lower valuations.

One of the top contributors to performance during the third quarter was Modine Manufacturing Co. (2.6% of net assets as of September 30, 2022) is a thermal management systems and components company with a long history and leading position in heating and cooling systems for buildings and vehicles. At its investor day in June, the management team outlined its strategy to leverage its technological expertise to expand into higher growth industries such as data centers and battery cooling for electric vehicles. Strattec Security Corporation (1.7%) - a detractor during the quarter - is one of the world’s largest manufacturers of automotive access and electronic security equipment. Recent results were pressured by supply shortages and higher costs, as well as disruptions at its China joint venture given sporadic pandemic related lockdowns.

During the fourth quarter, Intevac was one of the top contributors. The company develops and sells thin film processing systems, primarily for the hard disk drive media market. While the hard disk drive market is currently dealing with excess inventories and weak market demand, the company is pursuing sales opportunity in system upgrades among its install base and preparing for its next gen systems for ultra large storage capacity. The company successfully won a joint development agreement with Corning to collaborate on protective coatings for display cover glass market for mobile devices.

Applied Optoelectronics (AAOI) was one of the detractors from performance. The company is an integrated provider of fiber optic networking for cable television, fiber to the home and internet data centers. The company reported lower than expected fiscal Q2 sales performance; positive top line growth driven by continued demand in the cable television market and a stronger telecom market, partially offset by a faster than expected decline in its 40G product sales.

Selected holdings that contributed positively to performance in 2022 were: Bel Fuse Inc. (3.9% of net assets as of December 31, 2022) which designs, manufactures, markets, and sells products that are used in the networking, telecommunication, high speed data transmission, commercial aerospace, military, broadcasting, transportation, e-Mobility and consumer electronic industries; Modine Manufacturing Co. (no longer held as of December 31, 2022) which provides engineered heat transfer systems and heat transfer components for use in on and off highway original equipment manufacturer (OEM) vehicular applications; and Canterbury Park Holding Corp. (1.9%), through its subsidiaries, engages in horse racing, card casino, food and beverage, and real estate development businesses.

Some of our weaker performing holdings during the year were: Applied Optoelectronics Inc. (3.3% of net assets as of December 31, 2022) is an integrated provider of fiber optic networking for cable television, fiber to the home and internet data centers; Corem Property Group. (0.8%) is a real estate company, which owns, manages, and develops industrial, warehouse, logistics, and retail properties in the Nordic region; and Paratek Pharmaceuticals Inc. (0.7%) is a commercial stage biopharmaceutical company, that focuses on the development and commercialization of life saving therapies for life threatening diseases or other public health threats for civilian, government, and military use.

Thank you for your investment in the Gabelli Global Mini Mites Fund.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund's portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through December 31, 2022 (a) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

			Since
			Inception
	1 Year	3 Year	(10/1/18)
Class AAA (GAMNX)	(16.17)%	5.02%	2.58%
S&P Developed SmallCap Index (b)	(18.31)	3.52	3.01
Class A (GMNAX)	(16.17)	5.03	2.58
With sales charge (c)	(20.99)	2.97	1.16
Class C (GMNCX)	(16.25)	5.00	2.38
Class I (GGMMX)	(16.17)	5.02	2.64

(a)	Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.

(b)	The S&P Developed Small Cap Index is a float-adjusted market-capitalization-weighted index designed to measure the equity market performance of small-capitalization companies located in developed markets. The index is composed of companies within the bottom 15% of the cumulative market capitalization in developed markets. The index covers all publicly listed equities with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. Dividends are considered reinvested. You cannot invest directly in an index.

(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

In the current prospectuses dated April 29, 2022, the gross expense ratios for Class AAA, A, and I Shares are 3.49%, 3.49%, and 3.24%, respectively, and the net expense ratio for all share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) is 0.90%. See page 13 for the expense ratios for the year ended December 31, 2022. The contractual reimbursements are in effect through April 29, 2023. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares is 5.75%.

Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GLOBAL MINI MITES FUND (CLASS AAA SHARES)

AND S&P DEVELOPED SMALLCAP INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	3 Year	Since Inception
Class AAA	(16.17)%	5.02%	2.58%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Global Mini Mites Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2022 through December 31, 2022	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2022.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	07/01/22	12/31/22	Ratio	Period *
The Gabelli Global Mini Mites Fund
Actual Fund Return
Class AAA	$1,000.00	$1,023.80	0.90%	$4.59
Class A	$1,000.00	$1,023.80	0.90%	$4.59
Class C	$1,000.00	$1,022.50	0.90%	$4.59
Class I	$1,000.00	$1,023.80	0.90%	$4.59
Hypothetical 5% Return
Class AAA	$1,000.00	$1,020.67	0.90%	$4.58
Class A	$1,000.00	$1,020.67	0.90%	$4.58
Class C	$1,000.00	$1,020.67	0.90%	$4.58
Class I	$1,000.00	$1,020.67	0.90%	$4.58

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2022:

The Gabelli Global Mini Mites Fund

Diversified Industrial	25.6%
Machinery	9.4%
Consumer Products	7.9%
Food and Beverage	5.4%
Equipment and Supplies	4.4%
Health Care	4.3%
Electronics	3.9%
Automotive: Parts and Accessories	3.7%
Financial Services	3.7%
Hotels and Gaming	3.4%
Broadcasting	3.4%
Specialty Chemicals	3.3%
Retail	3.2%
Building and Construction	2.9%
Business Services	2.8%
Energy and Utilities	2.2%
Entertainment	2.2%
U.S. Government Obligations	1.7%
Aerospace and Defense	1.7%
Agriculture	1.7%
Real Estate	1.1%
Computer Software and Services	0.9%
Consumer Services	0.3%
Wireless Telecommunications Services	0.1%
Metals and Mining	0.1%
Telecommunications	0.0%*
Other Assets and Liabilities (Net)	0.7%
100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Global Mini Mites Fund

Schedule of Investments — December 31, 2022

Shares		Cost	Market Value
	COMMON STOCKS — 96.7%
	Aerospace and Defense — 1.7%
7,500	Avio SpA	$96,098	$76,832
1,000	CPI Aerostructures Inc.†	2,388	3,200
4,000	Innovative Solutions and Support Inc.†	27,868	32,880
		126,354	112,912

	Agriculture — 1.7%
3,000	Limoneira Co.	46,813	36,630
50,000	S&W Seed Co.†	99,016	74,500
		145,829	111,130

	Automotive: Parts and Accessories — 3.0%
7,000	Garrett Motion Inc.†	38,920	53,340
1,000	Motorcar Parts of America Inc.†	14,647	11,860
700	Smart Eye AB†	7,248	3,076
4,700	Strattec Security Corp.†	173,310	96,585
1,000	Uni-Select Inc.†	4,331	31,640
		238,456	196,501

	Broadcasting — 3.4%
18,000	Beasley Broadcast Group Inc., Cl. A†	31,052	16,564
55,000	Corus Entertainment Inc., Cl. B	193,526	87,740
1,000	Cumulus Media Inc., Cl. A†	9,397	6,210
15,000	Townsquare Media Inc., Cl. A†	179,605	108,750
		413,580	219,264

	Building and Construction — 2.9%
60,000	Armstrong Flooring Inc.†	5,810	600
15,000	Gencor Industries Inc.†	162,010	151,500
1,925	Neinor Homes SA	24,184	16,856
200	The Monarch Cement Co.	11,234	21,600
		203,238	190,556

	Business Services — 2.7%
8,000	AssetCo plc	9,199	6,625
20,000	B Intressenter AB†	453	383
100	Boston Omaha Corp., Cl. A†	2,631	2,650
2,900	Diebold Nixdorf Inc.†	17,379	4,118
5,400	Du-Art Film Laboratories Inc. †(a)	35,100	35,100
600	Du-Art Film Laboratories Inc. †(a)	3,900	3,900
4,000	Ework Group AB	33,432	46,767
8,500	Marin Software Inc.†	30,056	8,500
4,000	MIND Technology Inc.†	6,975	1,840
2,000	MoneyGram International Inc.†	21,250	21,780
500	Team Inc.†	6,037	2,625
Shares		Cost	Market Value
80,002	Trans-Lux Corp.†	$24,496	$33,065
200	TravelCenters of America Inc.†	6,014	8,956
		196,922	176,309

	Computer Software and Services — 0.9%
9,000	Alithya Group Inc., Cl. A†	26,475	13,320
1,200	Asetek A/S†	4,635	1,465
11,500	Daktronics Inc.†	59,728	32,430
500	Otonomo Technologies Ltd.†	1,570	200
70,000	Pacific Online Ltd.	14,777	6,995
3,324	Steel Connect Inc.†	2,122	4,753
		109,307	59,163

	Consumer Products — 7.9%
8,800	American Outdoor Brands Inc.†	75,047	88,176
14,000	Aspen Group Inc.†	49,816	4,340
1,400	CompX International Inc.	19,994	25,872
9,500	Glatfelter Corp.	74,329	26,410
130,000	Goodbaby International Holdings Ltd.†	17,329	10,492
3,724	HG Holdings Inc.†	33,739	26,068
7,800	Lifecore Biomedical Inc.†	82,742	50,544
2,000	Lifetime Brands Inc.	19,709	15,180
3,800	Marine Products Corp.	53,916	44,726
3,100	Nobility Homes Inc.	90,210	77,190
4,200	Oil-Dri Corp. of America	138,456	140,868
71,000	Playmates Holdings Ltd.	10,621	5,094
		665,908	514,960

	Consumer Services — 0.3%
24,000	Liberty TripAdvisor Holdings Inc., Cl. A†	29,575	16,070

	Diversified Industrial — 25.5%
97,000	Ampco-Pittsburgh Corp.†	366,327	243,470
10,400	Ascent Industries Co.†	104,063	90,168
25,700	Commercial Vehicle Group Inc.†	222,851	175,017
1,500	Core Molding Technologies Inc.†	15,613	19,485
31,000	Fluence Corp. Ltd.†	7,940	3,483
16,000	Graham Corp.†	144,197	153,920
28,000	INNOVATE Corp.†	77,943	52,360
77,500	Intevac Inc.†	435,660	501,425
6,300	Myers Industries Inc.	122,052	140,049
10,700	Park-Ohio Holdings Corp.	225,921	130,861
15,000	Tredegar Corp.	201,286	153,300
		1,923,853	1,663,538

	Electronics — 3.9%
7,800	Bel Fuse Inc., Cl. B	104,099	256,776

See accompanying notes to financial statements.

The Gabelli Global Mini Mites Fund

Schedule of Investments (Continued) — December 31, 2022

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities — 2.2%
9,400	Capstone Green Energy Corp.†	$42,868	$13,630
600	Consolidated Water Co. Ltd.	6,126	8,880
4,500	Dril-Quip Inc.†	94,237	122,265
		143,231	144,775

	Entertainment — 2.2%
2,000	Engine Gaming and Media Inc.†	7,008	1,994
2,500	Entravision Communications Corp., Cl. A	13,048	12,000
2,000	GAN Ltd.†	9,781	3,000
4,000	Inspired Entertainment Inc.†	44,779	50,680
9,500	Reading International Inc., Cl. A†	54,979	26,315
4,400	Reservoir Media Inc.†	32,779	26,268
100,000	Sportech plc	37,134	23,575
		199,508	143,832

	Equipment and Supplies — 4.4%
115,000	Applied Optoelectronics Inc.†	344,310	217,350
3,500	The Eastern Co.	81,272	67,480
		425,582	284,830

	Financial Services — 3.7%
13,000	GAM Holding AG†	26,341	13,216
5,000	Steel Partners Holdings LP†	28,652	214,000
2,000	Trean Insurance Group Inc.†	12,000	12,000
		66,993	239,216

	Food and Beverage — 5.4%
2,800	Corby Spirit and Wine Ltd., Cl. A	37,065	33,852
39,000	Farmer Brothers Co.†	254,422	179,790
500	Hotel Chocolat Group plc†	819	940
900	Lifeway Foods Inc.†	5,688	4,995
2,000	Nathan's Famous Inc.	117,187	134,420
500	Waterloo Brewing Ltd.	1,445	1,466
		416,626	355,463

	Health Care — 4.3%
25,500	Accuray Inc.†	86,175	53,295
40,000	Achaogen Inc. †(a)	488	0
10,000	Clovis Oncology Inc.†	1,663	527
500	Cutera Inc.†	5,735	22,110
200	Daxor Corp. †	2,214	1,846
1,500	Electromed Inc. †	14,633	15,735
43,700	IRRAS AB†	7,454	1,973
12,000	Neuronetics Inc.†	76,999	82,440
4,000	Oncimmune Holdings plc†	4,931	2,805
1,600	Option Care Health Inc.†	15,887	48,144
Shares		Cost	Market Value
24,500	Paratek Pharmaceuticals Inc.†	$122,331	$45,815
1,300	Tristel plc	4,856	6,129
		343,366	280,819

	Hotels and Gaming — 3.4%
4,000	Canterbury Park Holding Corp.	52,654	125,040
6,000	Full House Resorts Inc.†	34,527	45,120
7,000	Genius Sports Ltd.†	38,648	24,990
2,000	The Marcus Corp.	38,268	28,780
		164,097	223,930

	Machinery — 9.4%
6,000	CFT SpA†(a)	33,163	29,544
6,700	CIRCOR International Inc.†	130,593	160,532
22,800	L.B. Foster Co., Cl. A†	342,770	220,704
13,000	The L.S. Starrett Co., Cl. A†	44,264	95,680
11,043	Twin Disc Inc.†	103,784	107,338
		654,574	613,798

	Metals and Mining — 0.1%
27,000	Sierra Metals Inc.†	69,658	4,666

	Real Estate — 1.1%
65,000	Corem Property Group AB, Cl. B	149,987	52,262
23,000	Trinity Place Holdings Inc.†	44,575	17,018
		194,562	69,280

	Retail — 3.2%
2,500	Bassett Furniture Industries Inc.	41,023	43,450
6,700	Village Super Market Inc., Cl. A	152,829	156,043
8,000	Vroom Inc.†	11,558	8,160
		205,410	207,653

	Specialty Chemicals — 3.3%
6,700	American Vanguard Corp.	149,784	145,457
9,500	Treatt plc	53,779	71,781
		203,563	217,238

	Telecommunications — 0.0%
700	Bittium Oyj	4,945	2,978

	Wireless Telecommunications Services — 0.1%
22,877	NII Holdings Inc., Escrow†	442	8,007
	TOTAL COMMON STOCKS	7,249,678	6,313,664

See accompanying notes to financial statements.

The Gabelli Global Mini Mites Fund

Schedule of Investments (Continued) — December 31, 2022

Shares		Cost	Market Value
	CONVERTIBLE PREFERRED STOCKS — 0.7%
	Automotive: Parts and Accessories — 0.7%
5,200	Garrett Motion Inc., Ser. A, 11.000%	$27,300	$45,240

	RIGHTS — 0.0%
	Health Care — 0.0%
16,000	Epizyme Inc., CVR†	0	320

	WARRANTS — 0.2%
	Business Services — 0.1%
4	Internap Corp., expire 05/08/24†(a)	0	2,608

	Diversified Industrial — 0.1%
44,000	Ampco-Pittsburgh Corp., expire 08/01/25†	30,056	6,930

	Energy and Utilities — 0.0%
693	Weatherford International plc, expire 12/13/23†	0	153

	TOTAL WARRANTS	30,056	9,691

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 1.7%
$115,000	U.S. Treasury Bill, 4.193%††, 03/09/23	114,112	114,120

	TOTAL INVESTMENTS — 99.3%	$7,421,146	6,483,035

	Other Assets and Liabilities (Net) — 0.7%		45,706

	NET ASSETS — 100.0%		$6,528,741

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

CVR	Contingent Value Right

Geographic Diversification	% of Market Value	Market Value
United States	89.4%	$5,795,918
Europe	7.4	480,977
Canada	2.7	174,678
Asia/Pacific	0.4	22,582
Latin America	0.1	8,880
	100.0%	$6,483,035

See accompanying notes to financial statements.

The Gabelli Global Mini Mites Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments, at value (cost $7,421,146)	$6,483,035
Cash	69,712
Receivable for investments sold	15,097
Receivable from Adviser	13,178
Dividends receivable	4,966
Prepaid expenses	17,810
Total Assets	6,603,798
Liabilities:
Foreign currency overdraft, at value (cost $5)	5
Payable for investments purchased	21,652
Payable for investment advisory fees	5,592
Payable for distribution fees	26
Payable for legal and audit fees	24,572
Payable for shareholder communications	11,637
Payable for custodian fees	4,765
Other accrued expenses	6,808
Total Liabilities	75,057
Net Assets
(applicable to 750,614 shares outstanding)	$6,528,741
Net Assets Consist of:
Paid-in capital	$7,567,005
Total accumulated loss	(1,038,264)
Net Assets	$6,528,741

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($66,377 ÷ 7,631 shares outstanding; 75,000,000 shares authorized) . .	$8.70
Class A:
Net Asset Value and redemption price per share ($11,136 ÷ 1,280.7 shares outstanding; 50,000,000 shares authorized)	$8.70
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$9.23
Class C:
Net Asset Value and redemption price per share ($11,052 ÷ 1,276 shares outstanding; 25,000,000 shares authorized)	$8.66
Class I:
Net Asset Value, offering, and redemption price per share ($6,440,176 ÷ 740,426 shares outstanding; 25,000,000 shares authorized) ..	$8.70

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding taxes of $2,305)	$91,845
Interest	3,277
Total Investment Income	95,122
Expenses:
Investment advisory fees	66,909
Distribution fees - Class AAA	177
Distribution fees - Class A	30
Distribution fees - Class C	117
Registration expenses	44,908
Legal and audit fees	43,487
Shareholder communications expenses	24,949
Shareholder services fees	12,278
Custodian fees	7,945
Directors' fees	1,320
Interest expense	9
Miscellaneous expenses	8,690
Total Expenses	210,819
Less:
Expense reimbursements (See Note 3)	(148,978)
Expenses paid indirectly by broker (See Note 6)	(1,615)
Total Reimbursements and Credits	(150,593)
Net Expenses	60,226
Net Investment Income	34,896
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	281,077
Net realized loss on foreign currency transactions	(104)
Net realized gain on investments and foreign currency transactions	280,973
Net change in unrealized appreciation/depreciation:
on investments	(1,500,749)
on foreign currency translations	(9)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(1,500,758)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(1,219,785)
Net Decrease in Net Assets Resulting from Operations	$(1,184,889)

See accompanying notes to financial statements.

The Gabelli Global Mini Mites Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income/(loss)	$34,896	$(11,360)
Net realized gain on investments and foreign currency transactions	280,973	1,054,404
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(1,500,758)	(216,735)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,184,889)	826,309

Distributions to Shareholders:
Accumulated earnings
Class AAA	(3,882)	(10,819)
Class A	(651)	(1,727)
Class C	(647)	(1,720)
Class I	(376,682)	(884,190)
Total Distributions to Shareholders	(381,862)	(898,456)

Capital Share Transactions:
Class AAA	678	(50,119)
Class A	651	1,727
Class C	647	1,720
Class I	1,183,267	2,965,363
Net Increase in Net Assets from Capital Share Transactions	1,185,243	2,918,691

Redemption Fees	—	21

Net Increase/(Decrease) in Net Assets	(381,508)	2,846,565
Net Assets:
Beginning of year	6,910,249	4,063,684
End of year	$6,528,741	$6,910,249

See accompanying notes to financial statements.

The Gabelli Global Mini Mites Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions									Ratios to Average Net Assets/Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investments		Total Distributions		Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income (Loss)		Operating Expenses Before Reimbursement		Operating Expenses Net of Reimbursement(c)		Portfolio Turnover Rate
Class AAA
2022	$11.04	$0.05	$(1.85)	$(1.80)	$(0.05)		$(0.49)		$(0.54)		$—	$8.70	(16.17)%	$67	0.52%		3.40%		0.90	%(d)(e)	30%
2021	10.67	(0.02)	2.04	2.02	(0.07)		(1.58)		(1.65)		0.00	11.04	19.25	83	(0.17)		3.49		0.90	(d)(f)	79
2020	9.26	0.05	1.42	1.47	(0.06)		—		(0.06)		—	10.67	15.87	120	0.61		9.40		0.90	(d)	63
2019	8.62	0.05	0.94	0.99	(0.04)		(0.31)		(0.35)		—	9.26	11.49	114	0.53		10.81		1.23	(e)	131
2018(g)	10.00	0.01	(1.38)	(1.37)	(0.01)		(0.00	)(b)	(0.01)		—	8.62	(13.71)	70	0.45	(h)	44.14	(h)	1.25	(h)	6
Class A
2022	$11.04	$0.05	$(1.85)	$(1.80)	$(0.05)		$(0.49)		$(0.54)		$—	$8.70	(16.17)%	$11	0.52%		3.40%		0.90	%(d)(e)	30%
2021	10.66	(0.02)	2.05	2.03	(0.07)		(1.58)		(1.65)		0.00	11.04	19.38	13	(0.18)		3.49		0.90	(d)(f)	79
2020	9.26	0.05	1.41	1.46	(0.06)		—		(0.06)		—	10.66	15.76	11	0.66		9.40		0.90	(d)	63
2019	8.62	0.04	0.95	0.99	(0.04)		(0.31)		(0.35)		—	9.26	11.47	10	0.43		10.81		1.23	(e)	131
2018(g)	10.00	0.01	(1.38)	(1.37)	(0.01)		(0.00	)(b)	(0.01)		—	8.62	(13.72)	9	0.41	(h)	44.14	(h)	1.25	(h)	6
Class C
2022	$11.00	$0.05	$(1.85)	$(1.80)	$(0.05)		$(0.49)		$(0.54)		$—	$8.66	(16.25)%	$11	0.52%		4.15%		0.90	%(d)(e)	30%
2021	10.63	(0.02)	2.04	2.02	(0.07)		(1.58)		(1.65)		0.00	11.00	19.34	13	(0.18)		4.24		0.90	(d)(f)	79
2020	9.23	0.05	1.41	1.46	(0.06)		—		(0.06)		—	10.63	15.81	11	0.66		10.15		0.90	(d)	63
2019	8.61	(0.02)	0.95	0.93	(0.00	)(b)	(0.31)		(0.31)		—	9.23	10.83	9	(0.25)		11.56		1.92	(e)	131
2018(g)	10.00	(0.01)	(1.38)	(1.39)	—		(0.00	)(b)	(0.00	)(b)	—	8.61	(13.88)	8	(0.34	)(h)	44.89	(h)	2.00	(h)	6
Class I
2022	$11.04	$0.05	$(1.85)	$(1.80)	$(0.05)		$(0.49)		$(0.54)		$—	$8.70	(16.17)%	$6,440	0.52%		3.15%		0.90	%(d)(e)	30%
2021	10.67	(0.02)	2.04	2.02	(0.07)		(1.58)		(1.65)		0.00	11.04	19.25	6,801	(0.18)		3.24		0.90	(d)(f)	79
2020	9.26	0.09	1.38	1.47	(0.06)		—		(0.06)		—	10.67	15.87	3,922	1.11		9.15		0.90	(d)	63
2019	8.61	0.08	0.94	1.02	(0.06)		(0.31)		(0.37)		—	9.26	11.84	1,605	0.84		10.56		1.00	(e)	131
2018(g)	10.00	0.02	(1.40)	(1.38)	(0.01)		(0.00	)(b)	(0.01)		—	8.61	(13.76)	494	0.79	(h)	43.89	(h)	1.00	(h)	6

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect the applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $148,978, $147,312, $163,109, $126,588, and $43,899 for the years ended December 31, 2022, 2021, 2020, and 2019 and the period ended December 31, 2018, respectively.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses for the years ended December 31, 2022, 2021, and 2020. If credits had not been received, the ratios of operating expenses to average net assets would have been 0.92%, 0.92%, and 0.96% for each Class, respectively.

(e)	The Fund incurred interest expense. For the year ended December 31, 2022, the impact was minimal. For the year ended December 31, 2019, if interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.22% (Class AAA and Class A),1.90% (Class C), and 0.99% (Class I), respectively.

(f)	The Fund incurred tax expense for the year ended December 31, 2021 and there was no impact on the expense ratios.

(g)	The Fund commenced investment operations on October 1, 2018.

(h)	Annualized.

See accompanying notes to financial statements.

The Gabelli Global Mini Mites Fund

Notes to Financial Statements

1.  Organization. The Gabelli Global Mini Mites Fund, a series of the GAMCO Global Series Funds, Inc. (the Corporation), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is one of five separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund’s primary objective is long term capital appreciation by investing primarily in micro-capitalization equity securities. The Fund commenced investment operations on October 1, 2018.

2.  Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges

The Gabelli Global Mini Mites Fund

Notes to Financial Statements (Continued)

and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered. Such securities are classified as Level 2 in the fair value hierarchy presented below.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Gabelli Global Mini Mites Fund

Notes to Financial Statements (Continued)

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Valuation Inputs
		Level 2 Other	Level 3 Significant
	Level 1	Significant	Unobservable	Total Market Value
	Quoted Prices	Observable Inputs	Inputs (a)	at 12/31/22
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Business Services	$103,861	$33,448	$39,000	$176,309
Consumer Products	437,770	77,190	—	514,960
Health Care	280,819	—	0	280,819
Machinery	584,254	—	29,544	613,798
Wireless Telecommunications Services	—	8,007	—	8,007
Other Industries (b)	4,719,771	—	—	4,719,771
Total Common Stocks	6,126,475	118,645	68,544	6,313,664
Convertible Preferred Stocks (b)	45,240	—	—	45,240
Rights (b)	—	320	—	320
Warrants (b)	7,083	—	2,608	9,691
U.S. Government Obligations	—	114,120	—	114,120
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$6,178,798	$233,085	$71,152	$6,483,035

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board.

(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2022, the Fund did not have material transfers into or out of Level 3.

The Gabelli Global Mini Mites Fund

Notes to Financial Statements (Continued)

The following table reconciles Level 3 investments:

	Balance as of 12/31/21	Accrued discounts/ (premiums)	Realized gain/ (loss)	Net Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 12/31/22	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/22†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$91,182	—	$(14,184)	$1,322	$39,000	$(48,776)	—	—	$68,544	$(1,879)
Warrants (a)	2,608	—	—	—	—	—	—	—	2,608	—
TOTAL INVESTMENTS IN SECURITIES	$93,790	—	$(14,184)	$1,322	$39,000	$(48,776)	—	—	$71,152	$(1,879)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

The Gabelli Global Mini Mites Fund

Notes to Financial Statements (Continued)

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At December 31, 2022, the Fund did not hold any restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

The Gabelli Global Mini Mites Fund

Notes to Financial Statements (Continued)

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses and redesignation of dividends paid. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2022, reclassifications were made to decrease paid-in capital by $11,953, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the years ended December 31, 2022 and 2021 was as follows:

	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
Distributions paid from:
Ordinary income	$34,661	$564,618
Net long term capital gains	347,201	333,838
Total distributions paid	$381,862	$898,456

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2022, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed long term capital gains	$10,124
Net unrealized depreciation on investments and foreign currency translations	(1,048,388)
Total	$(1,038,264)

At December 31, 2022, the temporary difference between book basis and tax basis unrealized appreciation/ depreciation was primarily due to deferral of losses from wash sales for tax purposes, adjustments on partnerships, and investments no longer considered passive foreign investment companies.

The Gabelli Global Mini Mites Fund

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized depreciation at December 31, 2022:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Depreciation
Investments	$7,531,419	$885,663	$(1,934,047)	$(1,048,384)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2022, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2022, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2023, at no more than an annual rate of 0.90% for all classed of shares. During the year ended December 31, 2022, the Adviser reimbursed the Fund in the amount of $148,978. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses (continuing the same foregoing exclusions as above) of the Fund would not exceed 0.90% of the value of the Fund’s average daily net assets for each share class of the Fund. The agreement is renewable annually. At December 31, 2022, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $296,290:

For the year ended December 31, 2021, expiring December 31, 2023	$147,312
For the year ended December 31, 2022, expiring December 31, 2024	148,978
$296,290

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

The Gabelli Global Mini Mites Fund

Notes to Financial Statements (Continued)

5.  Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2022, other than short term securities and U.S. Government obligations, aggregated $2,840,247 and $1,937,256, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2022, the Fund paid $5,760 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2022, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,615.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. The Adviser did not seek a reimbursement during the year ended December 31, 2022.

The Corporation pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

7.  Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 1, 2023 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2022, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit for the seven days of borrowings during the year ended December 31, 2022 was $30,571 with a weighted average interest rate of 1.38%. The maximum amount borrowed at any time during the year ended December 31, 2022 was $159,000.

8.  Capital Stock. The Fund currently offers three classes of shares – Class AAA Shares, Class A Shares, and Class I Shares. Effective January 27, 2020, the Fund’s Class AAA, Class A and Class C Shares “closed to purchases from new investors”. “Closed to purchases from new investors” means (i) with respect to the Class AAA and Class A shares, no new investors may purchase shares of such classes, but existing shareholders may continue to purchase additional shares of such classes after the Effective Date, and (ii) with respect to Class C Shares, neither new investors nor existing shareholders may purchase any additional shares of such class after the Effective Date. These changes had no effect on existing shareholders’ ability to redeem shares of the Fund as described in the Fund’s Prospectus. Additionally, on the Effective Date Class I shares of the Fund became available to investors with a minimum initial investment amount of $1,000 when purchasing shares directly through the Distributor, or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital.

The Gabelli Global Mini Mites Fund

Notes to Financial Statements (Continued)

The redemption fees retained by the Fund during the year ended December 31, 2022 and 2021, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	—	—	167	$2,000
Shares issued upon reinvestment of distributions	458	$3,881	998	10,819
Shares redeemed	(302)	(3,203)	(4,919)	(62,938)
Net increase/(decrease)	156	$678	(3,754)	$(50,119)
Class A
Shares issued upon reinvestment of distributions	77	$651	159	$1,727
Net increase	77	$651	159	$1,727
Class C
Shares issued upon reinvestment of distributions	77	$647	159	$1,720
Net increase	77	$647	159	$1,720
Class I
Shares sold	166,432	$1,634,597	179,732	$2,250,080
Shares issued upon reinvestment of distributions	44,420	376,683	81,567	884,189
Shares redeemed	(86,389)	(828,013)	(13,038)	(168,906)
Net increase	124,463	$1,183,267	248,261	$2,965,363

9.  Significant Shareholder. As of December 31, 2022, approximately 74.9% of the Fund was beneficially owned by the Adviser and its affiliates, including managed accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

10.  Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11.  Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Global Mini Mites Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Global Mini Mites Fund

and the Board of Directors of GAMCO Global Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Global Mini Mites Fund (the “Fund”) (one of the funds constituting GAMCO Global Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from October 1, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting GAMCO Global Series Funds, Inc.) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from October 1, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli Funds investment companies since 1992.

New York, New York

March 1, 2023

The Gabelli Global Mini Mites Fund

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on August 17, 2022, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

The Gabelli Global Mini Mites Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2022, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the Independent Board Members) who are not interested persons of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the Fund’s portfolio managers, the scope of supervisory, administrative, shareholder and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short-term performance of the Fund (as of September 30, 2022) against a peer group of seven other comparable funds prepared by the Adviser (the Adviser Peer Group), and against a peer group prepared by Broadridge (the Broadridge Performance Peer Group) consisting of all retail and institutional global small/mid cap fund, regardless of asset size or primary channel of distribution. The Independent Board Members noted that the Fund’s performance was in the first (highest) quartile for the one year period and the second quartile for the three year period, as measured against the Adviser Peer Group. Against the Broadridge Performance Peer Group, the Independent Board Members noted that the Fund’s performance was in the second quintile for the one and three year periods. The Independent Board Members encouraged the Adviser to continue to explore ways to increase the size of the Fund. The Independent Board Members also noted that it was important to provide the portfolio management team sufficient time to continue to establish a performance history and recalled the adviser’s comprehensive performance discussion earlier in the Meeting.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative overhead charge and with a standalone administrative charge and noted the effect of the expense limitation agreement. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses and total expenses of the Fund to similar expense ratios of the Adviser Peer Group and a peer group of ten other global small/mid cap funds selected by Broadridge (the Broadridge Expense Peer Group), and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Board Members noted that the Fund’s total expense ratio was the lowest for the Adviser Peer Group and the Broadridge Expense Peer Group. The Independent Board Members also noted that the advisory fee structure was the same as that in effect for

The Gabelli Global Mini Mites Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

most of the Gabelli funds and noted the effect of the expense limitation agreement in place for the Fund. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee to the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, and good ancillary services and an acceptable performance record. The Independent Board Members noted, however, that they would need to continue to evaluate the Fund’s performance as the Fund establishes a longer performance history. The Independent Board Members also concluded that the Fund’s expense ratios and profitability to the Adviser were acceptable, and that economies of scale were not a significant factor in their thinking at this time. In this regard, the Independent Board Members noted the contractual Expense Deferral Agreement between the Adviser and the Company, on behalf of The Fund, pursuant to which the net expense ratio for each share class of The Fund was reduced to 0.90%. The Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that The Fund’s advisory fee was appropriate in light of the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of The Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

The Gabelli Global Mini Mites Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Mini Mites Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer 1942	Since 1993	31	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holding, Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director 1944	Since 1993	12	Former Senior Vice President of G.research, LLC (and its predecessor) (1991-2019)	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director 1939	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita[6] Director 1935	Since 1993	18	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder Director 1940	Since 1993	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris[6] Director 1934	Since 1993	23	Chairman and Chief Executive Officer of BALMAC International, Inc.(global import/ export company)	—

The Gabelli Global Mini Mites Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

Salvatore J. Zizza[7] Director 1945	Since 2004	34	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing)

The Gabelli Global Mini Mites Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President and Treasurer 1976	Since 2017	Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[5]	Directors who are not interested persons are considered “Independent” Directors.

[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

[7]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

The Gabelli Global Mini Mites Fund

2022 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2022, the Fund paid each share class $0.0489 per share of ordinary income comprised of net investment income and long term capital gains totaling $347,201, or the maximum allowable. For the year ended December 31, 2022, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 3.44% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during 2022 which was derived from U.S. Treasury securities was 3.39%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2022. The percentage of U.S. Government securities held as of December 31, 2022 was 1.75%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI GLOBAL MINI MITES FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Sarah Donnelly joined Gabelli in 1999 as a junior research analyst working with the consumer staples and media analysts. Currently she is a portfolio manager of Gabelli Funds, LLC, a Senior Vice President, and the Food, Household, and Personal Care products research analyst for Gabelli & Company. In 2013, she was named the Health & Wellness research platform leader. Ms. Donnelly received a BS in Business Administration with a concentration in Finance and minor in History from Fordham University.

Ashish Sinha joined GAMCO UK in 2012 as a research analyst. Prior to joining the Firm, Mr. Sinha was a research analyst at Morgan Stanley in London for seven years and has covered European Technology, Mid-Caps and Business Services. He also worked in planning and strategy at Birla Sun Life Insurance in India. Currently Mr. Sinha is a portfolio manager of Gabelli Funds, LLC and an Assistant Vice President of GAMCO Asset Management UK. Mr. Sinha has a BSBA degree from the Institute of Management Studies and an MB from IIFT.

Hendi Susanto joined Gabelli in 2007 as the lead technology research analyst. He spent his early career in supply chain management consulting and operations in the technology industry. He currently is a portfolio manager of Gabelli Funds, LLC and a Vice President of Associated Capital Group Inc. Mr. Susanto received a BS degree summa cum laude from the University of Minnesota, an MS from Massachusetts Institute of Technology, and an MBA degree from the Wharton School of Business.

Chong-Min Kang joined the Gabelli in 2007 as a research analyst. He currently is a portfolio manager of Gabelli Funds, LLC and a Senior Vice President of GAMCO Investors Inc. Mr. Kang received a BA degree from Boston College and an MBA from the Columbia Business School.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily by calling 800-GABELLI after 7:00 P.M.

DIRECTORS

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

E. Val Cerutti
Chief Executive Officer,
Cerutti Consultants, Inc.

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

John D. Gabelli
Former Senior Vice President,
G.research, LLC

Werner J. Roeder
Former Medical Director,
Lawrence Hospital

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President & Treasurer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

DST Asset Manager Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Mini Mites Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB3634Q422AR

GABELLI
FUNDS

THE GABELLI GLOBAL MINI MITES FUND

Annual Report
December 31, 2022

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $130,900 for 2021 and $136,100 for 2022.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2022.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $19,000 for 2021 and $19,000 for 2022. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $6,816 for 2021 and $5,049 for 2022. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $60,150 for 2021 and $63,550 for 2022.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable.

(j)	The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAMCO Global Series Funds, Inc.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	March 9, 2023

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	March 9, 2023

* Print the name and title of each signing officer under his or her signature.